                                                                    EXHIBIT 10.9

===========================================================================================================
                                          1. THIS CONTRACT IS A RATED ORDER   RATING     PAGE OF PAGES
          AWARD/CONTRACT                     UNDER DPAS (15 CFR 350)
===========================================================================================================
2. CONTRACT (Proc. Inst. Indent.) NO.     3. EFFECTIVE DATE     4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
    GSO3K-96-DSD1003
-----------------------------------------------------------------------------------------------------------
5. ISSUED BY           CODE               6. ADMINISTERED BY (If other than Item 5)         CODE
                           -----------                                                          -----------

     General Services Administration
     Telecommunications Acquisition Services Division (3KE)
     100 Penn Square East, 7th Fl.
     Philadelphia, PA 19107

-----------------------------------------------------------------------------------------------------------
7. NAME AND ADDRESS OF CONTRACTOR                                8. DELIVERY
   (No., street, city, country, State and ZIP Code)
                                                                    [ ] FOB ORIGIN    [X] OTHER (See below)
   Prime: U.S. Small Business Administration                    -------------------------------------------
          Baltimore District Office                              9. DISCOUNT FOR PROMPT PAYMENT
          10 S. Howard Street, City Crescent Bldg. 6th Fl.
          Baltimore, MD 21201                                   -------------------------------------------
                                                                 10. SUBMIT INVOICES              ITEM
   Subcontractor: TeleCommunication Systems, Inc.                (4 copies unless other-
                  275 West Street, Suite 400                     wise specified) TO THE           PER AGENCY
                  Annapolis, MD 21401                            ADDRESS SHOWN IN:                ORDER
-------------------------------------------------------------
CODE                     FACILITY CODE
===========================================================================================================
11. SHIP TO/MARK FOR   CODE                         12. PAYMENT WILL BE MADE BY             CODE
                           -----------                                                          -----------
To be shown on individual task/delivery orders      To be shown on individual task/delivery orders
issued against this contract.                       issued against this contract.

-----------------------------------------------------------------------------------------------------------
13. AUTHORITY FOR USING OTHER THAN FULL             14. ACCOUNTING AND APPROPRIATION DATA
    AND OPEN COMPETITION:                           Will be provided at contract award or on individual
[ ] 10 U.S.C. 2304(c) (      )                      task orders
[X] 41 U.S.C. 253(C) (  5   )
-----------------------------------------------------------------------------------------------------------
15A. ITEM NO.     15B. SUPPLIES/SERVICES        15C. QUANTITY    15D. UNIT    15E. UNIT PRICE   15F. AMOUNT
-----------------------------------------------------------------------------------------------------------
The base year of this contract is $9,976,150.40. If all option years are exercised, the maximum dollar value of the contract is $70,727,494.40.
-----------------------------------------------------------------------------------------------------------
Section K and the contractor's technical proposal, including the supplemental pages are incorporated by reference.
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                               15G. TOTAL AMOUNT OF CONTRACT    $
===========================================================================================================
                                           16. TABLE OF CONTENTS
-----------------------------------------------------------------------------------------------------------
(check)    SEC.                     DESCRIPTION                        PAGE(S)
-----------------------------------------------------------------------------------------------------------
                                           PART I - THE SCHEDULE
-----------------------------------------------------------------------------------------------------------
X        A         SOLICITATION/CONTRACT FORM
-----------------------------------------------------------------------------------------------------------
X        B         SUPPLIES OR SERVICES AND PRICES/COSTS
-----------------------------------------------------------------------------------------------------------
X        C         DESCRIPTION/SPECS./WORK STATEMENT
-----------------------------------------------------------------------------------------------------------
X        D         PACKAGING AND MARKING
-----------------------------------------------------------------------------------------------------------
X        E         INSPECTION AND ACCEPTANCE
-----------------------------------------------------------------------------------------------------------
X        F         DELIVERIES OR PERFORMANCE
-----------------------------------------------------------------------------------------------------------
X        G         CONTRACT ADMINISTRATION DATA
-----------------------------------------------------------------------------------------------------------
X        H         SPECIAL CONTRACT REQUIREMENTS
-----------------------------------------------------------------------------------------------------------
                                         PART II - CONTRACT CLAUSES
X        I         CONTRACT CLAUSES
-----------------------------------------------------------------------------------------------------------
                         PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
-----------------------------------------------------------------------------------------------------------
         J         LIST OF ATTACHMENTS
-----------------------------------------------------------------------------------------------------------
                                PART IV - REPRESENTATIONS AND INSTRUCTIONS
-----------------------------------------------------------------------------------------------------------
         K         REPRESENTATIONS, CERTIFICATIONS AND
                   OTHER STATEMENTS OF OFFERORS
-----------------------------------------------------------------------------------------------------------
         L         INSTRS., CONDS., AND NOTICES TO OFFERORS
-----------------------------------------------------------------------------------------------------------
         M         EVALUATION FACTORS FOR AWARD
===========================================================================================================
                       CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
-----------------------------------------------------------------------------------------------------------

17. [ ] CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return         copies to issuing
office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)
-----------------------------------------------------------------------------------------------------------
18. [X] AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number GSO3K-95-Q-GSA, including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.
-----------------------------------------------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER (Type or print)           20A. NAME OF CONTRACTING OFFICER
     See Tripartite Agreement                                See Tripartite Agreement
-----------------------------------------------------------------------------------------------------------
19B. NAME OF CONTRACTOR        19C. DATE SIGNED         20B. UNITED STATES OF AMERICA      20C. DATE SIGNED
BY  See Tripartite Agreement                            BY   See Tripartite Agreement
   ----------------------------------------                --------------------------
   (Signature of person authorized to sign)             (Signature of Contracting Officer)
===========================================================================================================

NSN 7540-01-152-8069                 26-107         STANDARD FORM 26 (REV. 4-85)
PREVIOUS EDITION UNUSABLE                           Prescribed by GSA
                                                    FAR (48 CFR) 53.214(a)

Attachment A (as continued from #15 of SF26)

This contract constitutes the solicitation document, the request for quote, the contractor's response to the request for quote and the contractor's revisions to its response to the request for quote, dated December 15, 1995.

     SPECIAL 8(a) SUBCONTRACT CONDITIONS (FAR 52.219-12) (FEB 1990)

(a) The Small Business Administration (SBA) has entered into Contract No. CS03K-96-DSD1001: with the General Services Administration to furnish the supplies or services as described therein. A copy of the contract is attached hereto and made a part hereof.

(b) The Telecommunication Systems, Inc., hereafter referred to as the subcontractor, agrees and acknowledges as follows:

     (1) That it will, for and on behalf of the SBA, fulfill and perform all of the requirements of Contract No. GS03K-96-DSD1001 for the consideration stated therein and that it has read and is familiar with each and every part of the contract.

     (2) That the SBA has delegated responsibility, except for novation agreements and advance payments, for the administration of this subcontract to the GSA with complete authority to take any action on behalf of the Government under the terms and conditions of this subcontract.

     (3) That it will not subcontract the performance of any of the requirements of this subcontract to any lower tier subcontractor without the prior written approval of the SBA and the designated Contracting Officer of the GSA.

     (4) That it will notify the GSA Contracting Officer in writing immediately upon entering an agreement (either oral or written) to transfer all or part of its stock or other ownership interest to any other party.

(c) Payments, including any progress payments under this subcontract, will be made directly to the subcontractor by the GSA.

REF: FAR 19.811-3(b)

          SPECIAL SECTION 8(a) CONTRACT CONDITIONS (FAR 52.219-11)
          (FEB 1990)

The Small Business Administration (SBA) agrees to the following:

(a) To furnish the supplies or services set forth in this contract according to the specifications and the terms and conditions hereof by subcontracting with an eligible concern pursuant to the provisions of section 8(a) of the Small Business Act, as amended (15 U.S.C. 637(a)).

(b) That in the event SBA does not award a subcontract for all or a part of the work hereunder, this contract may be terminated either in whole or in part without cost to either party.

(c) Except for novation agreements and advance payments, delegates to the General Services Administration the responsibility for administering the subcontract to be awarded hereunder with complete authority to take any action on behalf of the Government under the terms and conditions of the subcontract; provided, however, that the General Services Administration; shall give advance notice to the SBA before it issues a final notice terminating the right of a subcontractor to proceed with further performance, either in whole or in part, under the subcontract for default or for the convenience of the Government.

(d) That payments to be made under any subcontract awarded under this contract will be made directly to the subcontractor by the GSA.

(e) That the subcontractor awarded a subcontract hereunder shall have the right of appeal from decisions of the Contracting Officer cognizable under the "Disputes" clause of said subcontract.

(f) To notify the GSA Contracting Officer immediately upon notification by the subcontractor that the owner or owners upon whom 8(a) eligibility was based plan to relinquish ownership or control of the concern.

REF:  FAR 19.811-3(a)

52.219-14  Limitations on Subcontracting (JAN 1991)

(a) This clause does not apply to the unrestricted portion of a partial se-aside.
(b) By submission of an offer and execution of a contract, the Offeror/Contractor agrees that in performance of the contract in the case of a contract for ---
     (1) Services (except construction). At least 50 percent of the cost of contract performance incurred for personnel shall be expended for employees of the concern.
     (2) Supplies (other than procurement from a regular dealer in such supplies). The concern shall perform work for at least 50 percent of the cost of manufacturing the supplies, not including the cost of materials.
     (3) General construction. The concern will perform at least 15 percent of the cost of the contract, not including the cost of materials, with its own employees.
     (4) Construction by special trade contractors. The concern will perform at least 25 percent of the cost of the contract, not including the cost of materials, with its own employees.


52.219-17  Section 8(a) Award (FEB 1990)

(a) By execution of a contract, the Small Business Administration (SBA) agrees to the following:

     (1) To furnish the supplies or services set forth in the contract according to the specifications and the terms and conditions by subcontracting with the Offeror who has been determined an eligible concern pursuant to the provisions of section 8(a) of the Small Business Act, as amended (15 U.S.C. 637(a)).
     (2) Except for novation agreements and advance payments, delegates to the GSA Telecommunications Acquisition Services Division are given the responsibility for administering the contract with complete authority to take any action on behalf of the Government under the terms and conditions of the contract: provided, however that the contracting agency shall give advance notice to the SBA before it issues a final notice terminating the right of the subcontractor to proceed with further performance, either in whole or in part, under the contract.
     (3) That payments to be made under the contract will be made directly to the subcontractor by the contacting activity.
     (4) To notify the GSA Telecommunications Contracting Officer immediately upon notification by the subcontractor that the owner or owners upon whom 8(a) eligibility was based plan to relinquish ownership or control of the concern.

(b) The offeror/subcontractor agrees and acknowledges that it will, for and on behalf of the SBA, fulfill and perform all of the requirements of the contract.

TRIPARTITE AGREEMENT
--------------------

Prime Contract No. GS03K-96-DSD1001

SBA Contract No.   0373-75-1-00179
                   ---------------

Signature Page
--------------

U.S. General Services Administration
Telecommunications Acquisition Services Division (3KE)

By: /s/ John E. Wise                                   12-18-95
    -------------------------------------------        --------
Name & Title: John E. Wise, Contracting Officer          Date


Small Business Administration
United States of America

By: /s/ Lyndia P. Smith                                12/21/95
    -------------------------------------------        --------
Name & Title: Lyndia P. Smith                            Date
              CONTRACTING OFFICER


Subcontractor

Telecommunication Systems, Inc.

By: /s/ Maurice B. Tose                                19 Dec 95
    -------------------------------------------        ---------
Name & Title: Maurice B. Tose', President                Date

                SECTION B--SUPPLIES OR SERVICES AND PRICES/COSTS

B.1 Descriptions/Specifications

Supplies/Services: The contractor will provide Voice, Data, Video and ADP Integration Support Services for any federal government agency or GSA customer, nationwide. The contractor is also responsible for providing Federal Information Processing (FIP) equipment in addition to the integration support services.

Performance will be authorized by specific delivery/task orders.

B.2 Estimated Quantity of Services/Materials: The Government can not predict the precise quantity of services ordered under this contract, therefore, the quantity of annual hours shown in section B are estimates only. The total (options included) estimated material costs of $35,000,000 in Section B shall not be exceeded during the life of this contract.

B.3 Pricing of Task/Delivery Orders: Orders shall be priced on the basis of fixed loaded hourly rates contained in Section B. These rates are fixed for the term of the contract, including all option years. The actual amounts of labor hours to be used per delivery/task order or mod will be negotiated between the contractor and the Government (GSA).

B.4 General and Administrative Rates and Material Handling Fee: From the date of award through DCAA approval of a provisional M&S rate, the contractor is entitled to bill a G&A rate of 10.06% with a fee of 1% on all material costs that are associated with individual task/delivery orders. In 1996, TCS will implement a provisional M&S rate which will replace the application of G&A with fee on material. This rate will be capped at 8.0% and will cover all remaining time on the contract. Once this rate is approved by the DCAA, it will be retroactive to 1/1/96 and a refund will be given to all previous customers and a credit given to active task customers on future invoices.

Base Period: DOA thru 12 months thereafter

                                                                                    On
                                           Estimated    Loaded      Extended     Gov't Site
 CLIN           Description                  Hours       Rate         Amount        Rate
--------------------------------------------------------------------------------------------
0001AA  Program Manager                       1,920    $77.95      $149,664.00    $65.01
0001AB  Senior Engineer                       3,840    $57.84      $222,105.60    $48.24
0001AC  Engineer                             15,360    $40.00      $614,400.00    $33.36
0001AD  Principal Engineer                    3,840    $73.80      $283,392.00    $61.55
0001AE  Principal Analyst                     3,840    $65.06      $249,830.40    $54,26
0001AF  Sr. Systems Analyst                   7,680    $49.17      $377,625.60    $41.01
0001AG  Systems Analyst                      15,360    $37.43      $574,924.80    $31.21
0001AH  Sr. Programmer                        7,680    $47.74      $366,643.20    $39.82
0001AI  Programmer                           15,360    $31.89      $489,830.40    $26.60
0001AJ  Draftsman/Illustrator                 3,840    $22.70       $87,168.00    $18.93
0001AK  Communications Technician            15,360    $43.25      $664,320.00    $36.07
0001AL  Administrative Assistant              3,840    $20.54       $78,873.60    $17.13
0001AM  Wireman                               7,680    $22.16      $170,188.80    $18.48
0001AN  Installer                             9,600    $20.54      $197,184.00    $17.13
--------------------------------------------------------------------------------------------
        Subtotal Estimated Labor:           115,200              $4,526,150.40

0002    Material in Support of Integration  1 LOT      NTE***    $5,200,000.00
        Service Efforts

0003    Travel                              1 LOT      NTE*        $250,000.00
--------------------------------------------------------------------------------------------
        Total Base Period:                                       $9,976,150.40

* Includes G&A
***In 1996, TCS will implement a provisional M&S rate capped at 8.0%. Once approved by DCAA, this rate will be retroactive to 1/1/96 and a credit reflected on subsequent invoices to the customer.

Option Year 1: From Exercise of Option thru 12 months thereafter

                                                                                         On
                                           Estimated     Loaded       Extended        Gov't Site
 CLIN          Description                    Hours       Rate         Amount            Rate
------------------------------------------------------------------------------------------------
0004AA    Program Manager                   1,920        $80.37       $154,310.40      $67.02
0004AB    Senior Engineer                   9,600        $59.63       $572,448.00      $49.73
0004AC    Engineer                         15,360        $41.24       $633,446.40      $34.39
0004AD    Principal Engineer                9,600        $76.09       $730,464.00      $63.45
0004AE    Principal Analyst                 9,600        $67.08       $643,968.00      $55.94
0004AF    Sr. Systems Analyst               9,600        $50.70       $486,720.00      $42.28
0004AG    Systems Analyst                  15,360        $38.59       $592,742.40      $32.18
0004AH    Sr. Programmer                    9,600        $49.22       $472,512.00      $41.05
0004AI    Programmer                       15,360        $32.88       $505,036.80      $27.42
0004AJ    Draftsman/Illustrator             3,840        $23.41        $89,894.40      $19.52
0004AK    Communications Technician        15,360        $44.59       $684,902.40      $37.18
0004AL    Administrative Assistant          5,760        $21.18       $121,996,80      $17.66
0004AM    Wireman                           7,680        $22.85       $175,488.00      $19.06
0004AN    Installer                         9,600        $21.18       $203,328.00      $17.66

------------------------------------------------------------------------------------------------
          Subtotal Estimated Labor:      138,240                    $6,067,257.60

0005      Material in Support of
          Integration Service Efforts     1 LOT          NTE        $6,000,000.00

0006      TRAVEL                          1 LOT          NTE*         $275,000.00

---------------------------------------------------------------------------------
          Total Option Year 1:                                     $12,342,257.60

*Includes G&A

          Material Base:                                            $5,555,555.56
          M&S:                                                        $444,444.44
          -----------------------------------------------------------------------
          Total Material:                                           $6,000,000.00

Option Year 2: From Exercise of Option thru 12 months thereafter


                                                                           Gov't
 CLIN         Description              Estimated  Loaded    Extended      On Site
                                         Hours     Rate      Amount        Rate
______    __________________________   _________  ______ ______________   ________
0007AA    Program Manager                1,920    $83.02    $159,398.40    $69.23
0007AB    Senior Engineer               11,520    $61.60    $709,632.00    $51.37
0007AC    Engineer                      17,280    $42.60    $736,128.00    $35.53
0007AD    Principal Engineer             9,600    $78.60    $754,560.00    $65.55
0007AE    Principal Analyst              9,600    $69.29    $665,184.00    $57.79
0007AF    Sr. Systems Analyst           11,520    $52.37    $603,302.40    $43.67
0007AG    Systems Analyst               17,280    $39.86    $688,780.80    $33.24
0007AH    Sr. Programmer                11,520    $50.85    $585,792.00    $42.41
0007AI    Programmer                    17,280    $33.97    $587,001.60    $28.33
0007AJ    Draftsman/Illustrator          5,760    $24.18    $139,276.80    $20.17
0007AK    Communications Technician     17,280    $46.06    $795,916.80    $38.41
0007AL    Administrative Assistant       7,680    $21.88    $168,038.40    $18.24
0007AM    Wireman                        7,680    $23.60    $181,248.00    $19.69
0007AN    Installer                     11,520    $21.88    $252,057.60    $18.24
__________________________________________________________________________________
          Subtotal Estimated Labor:    157,440            $7,026,316.80

0008      Material in Support of       1 LOT        NTE   $7,000,000.00
          Integration Service Efforts

0009      Travel                       1 LOT        NTE*    $300,000.00
________________________________________________________________________
          Total Option Year 2:                           $14,326,316.80

*Includes G&A

          Material Base:                                  $6,481,481.48
          M&S                                               $518,518.52
          ______________________________________________________________
          Total Material:                                 $7,000,000.00

                              12/18/98 - 12/17/99

Option Year 3: From Exercise of Option thru 12 months thereafter

                                                                                        On
                                               Estimated    Loaded      Extended    Gov't Site
CLIN              Description                     Hours       Rate       Amount        Rate
--------------------------------------------------------------------------------------------
00010AA   Program Manager                          3,840    $85.76     $329,318.40    $71.52
00010AB   Senior Engineer                         11,520    $63.64     $733,132.80    $53.07
00010AC   Engineer                                19,200    $44.01     $844,992.00    $36.70
00010AD   Principal Engineer                      11,520    $81.19     $935,308.80    $67.71
00010AE   Principal Analyst                       11,520    $71.58     $824,601.60    $59.70
00010AF   Sr. Systems Analyst                     11,520    $54.10     $623,232.00    $45.11
00010AG   Systems Analyst                         19,200    $41.18     $790,656.00    $34.34
00010AH   Sr. Programmer                          11,520    $52.53     $605,145.60    $43.80
00010AI   Programmer                              19,200    $35.09     $673,728.00    $29.26
00010AJ   Draftsman/Illustrator                    5,760    $24.98     $143,884.80    $20.83
00010AK   Communications Technician               19,200    $47.58     $913,536.00    $39.68
00010AL   Administrative Assistant                 7,680    $22.60     $173,568.00    $18.85
00010AM   Wireman                                  7,680    $24.38     $187,238.40    $20.33
00010AN   Installer                               13,440    $22.60     $303,744.00    $18.85
--------------------------------------------------------------------------------------------
          Subtotal Estimated Labor:              172,800             $8,082,086.40

00011     Material in Support of Integration       1 LOT      NTE    $8,000,000.00
          Service Efforts

00012     Travel                                   1 LOT      NTE*     $325,000.00
----------------------------------------------------------------------------------
          Total Option Year 3:                                      $16,407,086.40

* Includes G&A

          Material Base:                                             $7,407,407.41
          M&S:                                                         $592,592.59
          ------------------------------------------------------------------------
          Total Material:                                            $8,000,000.00

                              12/18/99 - 12/17/00

Option Year 4: From Exercise of Option thru 12 months thereafter

                                                                                            On
                                        Estimated      Loaded          Extended         Gov't Site
CLIN            Description               Hours         Rate            Amount             Rate
--------------------------------------------------------------------------------------------------
00013AA   Program Manager                3,840         $88.59         $340,185.60         $73.88
00013AB   Senior Engineer               11,520         $65.74         $757,324.80         $54.82
00013AC   Engineer                      19,200         $45.46         $872,832.00         $37.91
00013AD   Principal Engineer            11,520         $83.87         $966,182.40         $69.95
00013AE   Principal Analyst             11,520         $73.94         $851,788.80         $61.67
00013AF   Sr. Systems Analyst           13,440         $55.88         $751,027.20         $46.60
00013AG   Systems Analyst               19,200         $42.54         $816,768.00         $35.47
00013AH   Sr. Programmer                11,520         $54.26         $625,075.20         $45.25
00013AI   Programmer                    21,120         $36.25         $765,600.00         $30.23
00013AJ   Draftsman/Illustrator          5,760         $25.80         $148,608.00         $21.52
00013AK   Communications Technician     19,200         $49.15         $943,680.00         $40.99
00013AL   Administrative Assistant       7,680         $23.35         $179,328.00         $19.47
00013AM   Wireman                        7,680         $25.19         $193,459.20         $21.01
00013AN   Installer                     13,440         $23.35         $313,824.00         $19.47
--------------------------------------------------------------------------------------------------
          Subtotal Estimated Labor:    176,640                        $8,525,683.20

00014     Material in Support of
          Integration Service Efforts   1 LOT          NTE            $8,800,000.00

00015     Travel                        1 LOT          NTE*             $350,000.00
------------------------------------------------------------------------------------
          Total Option Year:                                         $17,675,683.20

*Includes G&A

          Material Base:                                              $8,148,148.15
          M&S:                                                          $651,851.85
          --------------------------------------------------------------------------
          Total Material:                                             $8,800,000.00

                         GENERAL SERVICES ADMINISTRATION
                         INFORMATION TECHNOLOGY SYSTEMS
                    TELECOMMUNICATIONS SERVICES WHITE PAPER


            Section                    Contents

              1.0          Network Engineering and Integration

              2.0          Software Development

              3.0          Imaging Systems Engineering and Integration

              4.0          Information Security

              5.0          Facility Relocation

              6.0          Telephone Management Services

1.0 NETWORK ENGINEERING AND INTEGRATION. The contractor shall provide engineering and technical services for designing, engineering, implementing, testing, and supporting related telecommunications systems/networks. Tasking shall include but not be limited to the following telecommunication systems/networks/training areas:

                  a. Requirements and Design.

                  b. Engineering.

                  c. Contractor Furnished Hardware/Software.

                  d. Installation, Implementation, Administration, operating system maintenance, system security and Integration.

                  e. Testing and Evaluation of items/systems installed by the contractor, and of items manufactured by the contractors. Testing may occur in a government test bed environment.

                  f. Training and Maintenance.

                  g. Documentation.

                  h. Project Engineering Support.

The contractor shall provide design, development, integration, life cycle management, engineering, technical, training, testing, and logistics services as required under the scope of paragraphs 1.1 through 1.8, and in accordance with direction from the Government.

1.1 REQUIREMENTS AND DESIGN. The contractor shall develop telecommunication system/network designs, including topologies, material lists, and detailed drawings. Specifically, the contractor shall:

          a. Conduct surveys, interviews, and analyze data flow requirements at potential installation sites to determine and document telecommunications architecture designs and alternatives. Requirement analysis may include conceptual architectural alternatives, design options, data object/entity relationships, information flow analysis, operational assessments, and post-deployment evaluations.

          b. Perform a detailed user's needs analysis, and arrive at required development schedules, data types and special processing demands, communication and telecommunication system/network response time requirements, report formats, level of user friendliness, bandwidth constraints, applicability of commercial off-the-shelf and Government off-the-shelf (COTS/GOTS) software, security requirements, and other site and application-specific constraints.

         c. Perform feasibility studies to refine the functional objective of the proposed telecommunication system/network system-upgrades and the scope of existing and new applications to be incorporated. Ensure complete interoperability and access to the network, assess the geographical implications of the network and related variables. Optimize individual system applications at each location to ensure that the chosen protocols, topology and media are responsive to traffic volumes and required response times.

         d. Evaluate available telecommunication system/network design option viable topographies, passive and active cable plants, required support and test equipment, and other relevant parameters. Identify strengths and weaknesses associated with the various designs alternatives and provide recommendation, of alternatives.

         e. Define criteria for network management, security control and back up procedures, and general provisions to protect against loss of data, errors, disruptions, and breaches of security.

1.2 ENGINEERING. The contractor shall perform telecommunication system/network engineering for the integration of existing and emerging computer communications and telecommunications technologies, concepts, and systems onto new and existing telecommunication systems/networks. Specifically, the contractor shall:

         a. Identify and provide information and briefings on existing and emerging networking and telecommunications technologies and concepts such as imaging, optical storage and retrieval, information engineering, artificial intelligence, and interactive/multimedia applications.

         b. Identify connectivity requirements to integrate specified capabilities and functionality onto telecommunication networks, including internetworking, communications issues, and various peripheral connectivity.

         c. Technically evaluate alternatives for providing, the necessary connectivity of government-selected systems. Provide strengths and weaknesses associated with the various alternatives, and provide recommendations for alternative(s) ranked by suitability with respect to technical design considerations.

         d. Provide detailed designs for government-specified alternatives, including technical specifications appropriate design drawings, and lists of required labor hours and categories, hardware, software, and materials required to install the telecommunication system/network. All items shall be of a quality that may be used in procurement packages for vendor solicitation.

         e. Provide technical demonstrations and presentation support.

1.3 CONTRACTOR FURNISHED HARDWARE/SOFTWARE. As an integral part of system deliverables, the contractor shall procure hardware and/or software as specified and agreed per design acceptance. The contractor shall maintain a complete set of records that demonstrates each hardware and software purchase was conducted using fair and reasonable competition in accordance with the Federal Acquisition Regulation to ensure best value to the Government. This supports unclassified through Sensitive Compartmented Information (SCI) and collateral telecommunication Networks serving both garrison and tactical units, missions, and operations worldwide. Maintain a database of warranty periods and perform warranty service calls as required.

         a. Procure required hardware. Hardware procured under this contract will consist primarily of COTS hardware products used in contractor integrated systems. Prior to delivery of hardware to the Government, the contractor will be responsible for performing Quality Assurance (QA) testing, to ensure reliable product performance.

         b. Procure required software. Software procured under this contract will consist primarily of COTS software specified in the detailed design documents for each specific deliverable. Prior to delivery of software to the Government, the contractor will be responsible for performing QA testing to ensure reliable product performance.

         c. On an as needed basis, contractor may be required to develop and/or modify software or application to meet operational requirements.

1.4 INSTALLATION AND INTEGRATION. The contractor shall install telecommunication systems/networks per specifications, and integrate applicable components and applications into tested and validated networks and/or systems. This may include providing Internet access. Specifically, the contractor shall:

         a. Prepare telecommunication system/network integration and test plans. Plans shall document all requirements for integration and testing facilities, support systems, instrumentation, and logistic support.

         b. Provide engineering and technical services to install cable plant and equipment in designated areas such as building, ship, inter-buildings, and activity-wide. Installation of the telecommunication system/network cable plant may require fabrication of conduit, trenching cable, etc., depending on site unique requirements. The contractor shall also conduct integration testing resolve interface problems; analyze and correct deficiencies in hardware, software, and documentation.

         c. Provide maintenance on installed and/or supported telecommunication systems/and computer networks.

         d. Provide oversight of third party integration to verify whether the network and associated systems are integrated in accordance with government specifications.

1.5 TESTING AND EVALUATION. The contractor, as required, shall develop, and execute plans for testing new, existing, and enhanced telecommunication systems/networks, and candidate items which May be attached to/installed on telecommunication systems/networks. Specifically, the contractor shall:

         a. Develop test plans for telecommunication system/network installers. Test plans shall be composed of sequential and increasingly sophisticated steps for testing at the component level as well as for the entire system. Test Plan shall include a means for advising the Government of the results of the test. In addition, test plans shall be of a nature that they may be used in procurement packages for vendor solicitation.

         b. Perform telecommunications/network acceptance testing to ensure that the installed system/network meets all applicable specifications and standards related to telecommunications such as, telecommunication system/network cable plant, network/workstation/ personal computer connections, terminal-to-host communications, host-to-host communications, and printer operation. All work shall conform to EIA. TIA. 568 and other standards as applicable.

         c. Perform defined telecommunication system/network acceptance testing to ensure that the performance characteristics meet applicable specifications and standards including those related to telecommunication system/network functional, operational, and performance characteristics.

         d. Develop and provide test reports reflecting results of pre-acceptance and acceptance tests.

1.6 TRAINING AND MAINTENANCE. The contractor, as required, shall design and deliver training courses to be provided to organizational personnel on the use of installed telecommunication system/network and information systems, provide on-site systems management, and perform maintenance of operational systems and applications.

         a. Plan, develop, document, and conduct site specific training courses on the use of the network and primary software used by the organization. The scope of this training includes developing Programs of Instruction for training of current systems/applications and planned telecommunication system/network upgrades/enhancements. The courses shall include providing, users with training manuals, certificates and 30 day follow-up support on the particular subject matter. Diskettes, CDROM, production, interactive training may be required.

         b. Provide a specialized and knowledgeable systems manager and maintenance technicians to maintain and monitor the network and associated components and systems. Maintain detailed records of usage and maintenance functions performed.

         c. Provide maintenance and operations support of image processing/multimedia systems, database systems and other applications software related to telecommunications/network information systems to include data management, document conversion, updates and modifications. Maintain detailed records of maintenance and operations support functions performed.

1.7 DOCUMENTATION. The contractor, as required, shall develop documentation to support designed, engineered, or integrated telecommunication systems/networks. The contractor shall provide sufficiently detailed network documentation in a government-approved format including. Contract Data Requirements Lists (CDRLs) and Data Item Descriptions (DIDs) will be provided in the appropriate Delivery Orders.

         a.       Requirement Analysis Document.

         b.       Design Document.

         c.       Hardware User Manual.

         d.       Hardware Interface Control Document.

         e.       Troubleshooting/Repair Document.

         f.       Firmware Support Manual.

         g.       Telecommunications Manager Manual.

         h.       Test Plans/Procedures and Reports.

         i. "As-Built" Documentation, including commercial technical manuals, connectivity tables, and wiring diagrams.

         j.       Training Documentation.

1.8 PROJECT ENGINEERING SUPPORT. The contractor shall perform engineering in the areas of telecommunication system/network prototype development. The emphasis shall be placed on various emerging technologies directly and indirectly related to optical telecommunications, wireless technology networking, rapid data transfer Internet, Satellite communications, video conferencing and secure processing/communications.

2.0 SOFTWARE ENGINEERING. When a requirement is established to provide software Engineering, the Contractor shall accomplish all or part of the following efforts to the degree specified in the order or task:

a. Software Feasibility. When an order or task is established to determine the feasibility of developing or modifying software to satisfy an operational or support requirement, the Contractor shall conduct a study and submit a report which will include, but not be limited to the following:

                  (1) Technical description of how the required operational or support requirement will be fulfilled by the generation of or change in the software.

                  (2) Impact of software change on existing software.

                  (3) Impact of software change on support equipment configuration requirements.

                  (4) Impact of software change on the established support system.

                  (5) Cost schedule information for all required software ranges. This information will include, but not be limited to the following categories:

                  (a) Engineering
                  (b) Testing
                  (c) Technical and engineering data
                  (d) Installation

b. Preliminary Design Specification. The Contractor shall write a module specification which will include, but not be limited to the following:

         (1) Overall description of the software.

         (2) A high level flow chart.

         (3) A description of each individual module and their interrelations.

         (4) A description of the input data and its source.

         (5) A description of the output or the software's function.

c. Detailed Design Specification. Upon completing the preliminary design specification or upon being supplied this information, the Contractor shall write a detailed design specification which will include, but not be limited to the following:

         (1) Detailed description of the software package.

         (2) Complete flow chart of the software package.

         (3) A detailed description of the individual modules along with their inputs and outputs.

d. software Prototype and Development. When a requirement is established to provide a software prototype or development, the Contractor shall write the software described in the detailed design specification using the programming concepts specified in the order or task.

e. Software Test/Evaluation. The Contractor shall test and evaluate the software described in the detailed design specification or other approved documentation and evaluate results.

f. Software Validation. The Contractor shall validate that the contracted software provides the specified function(s) and does not impact other functional areas in the software.

g. Software Verification. The Contractor shall verify that the contracted software performs the functions within the limitations/criteria of the design specifications.

h. Software Documentation. Upon receipt of requirements for software engineering services, the Contractor shall accomplish documentation to satisfy the following as specified in the order or task:

                  (1) Detailed explanation (including sample calculations) or all methods and calculation required in any mathematical model.

                  (2) Definitions of all terms, symbols, and abbreviations will be provided in alphabetical order.

                  (3) Detailed flow charts of all executable program statements, any mathematical models, procedures, and/or subroutines.

                  (4) A Copy of the programming instructions shall be included with each copy of the report provided.

                  (5) Program description, operation sheet, and input/output formats. The means of transferring data between the main program and subroutine or between subroutines.

                  (6) Catalog all data items.

                  (7) Programmed steps required to accomplish the data process. Include all subroutines.

                  (8) Where charts and/or graphs are produced as a product of the program solution, an explanation of the final correlation of data into the finished charts or graphs shall be provided.

                  (9) A separate breakdown of manhours and ADPE, time consumed in development, check out and running of ADPE programs.

                  (10) Where data bases are supplied, as a product of the contracted problem solution, documentation shall include:

                                    (a) Data Base Identification: Code names,
                           tags or labels by which each data base may be uniquely identified, along with effective dates and names, tag or code format.

                                    (b) Physical description of data base files.
                           The file media (card decks, magnetic tape, paper tape, etc.) shall be described in sufficient detail to permit determination of applicability of data base to other systems.

                  (11) Listing of all terms, symbols, abbreviations, or variables used in the program referenced to the first line number.

                  (12) comments throughout the program explaining the rationale behind each operation. Comments shall be acceptable only if they clearly verbalize the actions accomplished by the module/operation.

                  (13) Sustain ability cost and analysis plan to document the life cycle maintenance of the software systems.

                  (14) Supply all software customization, programming, and maintenance on any platform specified using standard software engineering practices and state-of-the-art software engineering practices to include AI, IEF and others as specified.

3.0 Imaging Systems Engineering and Integration. The contractor shall provide document imaging systems integration and support services.

The general tasks required throughout the life of this contract reflect full systems life cycle support and include such tasks as:

         Studies and Analyses
         Systems Design
         Systems Development and Implementation Assistance
         Software Support and Interface Development
         Communications Analysis, Design and Installation
         Configuration Management
         Systems Integration Support
         Testing Support
         Conversion Assistance
         Operational Support, Upgrades and Maintenance Services
         Documentation Development and Support
         Training Support
         Technical Advice and Life Cycle Support

3.1 Studies and Analyses. The Contractor shall gather data, make assessments, and perform the studies and analyses required to efficiently and effectively accomplish the document imaging-related tasks described within a specific delivery order. Taking into consideration existing systems, document imaging integration requirements, and possible technology solutions, the Contractor shall make recommendations, when appropriate, for enhancement of existing systems or processes and provide assistance within the pertinent areas of study. Specific types of studies and analyses will be defined within individual delivery orders; however, some examples are:

         system architecture assessments
         engineering assessments
         requirements analyses
         feasibility studies
         cost/benefit analyses
         manpower/human factors studies
         workload analyses
         market surveys
         conversion studies
         concepts of operation

3.2 Systems Design. The Contractor shall design document imaging and related applications and systems for either automation or re-engineering of existing major processes, functions or systems. During the course of providing software design and re-engineering support, the Contractor shall take into consideration applicable technologies (e.g., distributed processing, client/server, and LAN/WAN technologies), and comply with Government and

Agency specific standards, policies and procedures. Individual delivery orders will specify the type of document imaging and/or related application or system required to be designed, including, but no limited to, conceptual, functional and rapid prototypes, pilots, and small to mid-size document imaging systems. The Contractor shall utilize existing Government hardware, software, and communication equipment to the extent possible and as required by the Government. The Contractor shall also include in the design any required interfaces between hardware and software components, and between the newly-developed document imaging system and other systems and/or existing organizational networks. Some examples of document imaging-related applications/systems might be a bar-coded indexing application for tagging and identifying scanned images, a LAN to provide access to the imaging system throughout an organization, electronic data interchange (EDI) technology, and electronic commerce-type systems.

3.3 Systems Development and Implementation Assistance. The Contractor shall develop document imaging and related applications and systems in accordance with the design developed as a result of task 3.2 above, and pursuant to individual delivery order requirements. These may include, but are not limited to, conceptual, functional and rapid prototypes pilots, small to mid-size fully functional document imaging systems, networks, EDI, bar-coding applications, networks and systems to implement/enhance electronic commerce. To the extent possible and as required by the Government, the Contractor shall utilize Government provided hardware, software and communication equipment. However, when required by the Government, the Contractor shall provide hardware, software and communication equipment necessary to successfully accomplish the delivery order.

Individual delivery orders will describe the specific type of document imaging and/or related application or system to be developed. It should be noted that any application or system developed under this contract shall be directed toward open system standards, unless otherwise stated in an individual delivery order. Additionally, the Contractor shall perform systems implementation activities to ensure proper installation, implementation and operational support in conjunction with individual delivery order requests.

3.4 Software Support and Interface Development. The Contractor shall provide programming and analysis support for document imaging systems and interfaces between document imaging systems. The Contractor shall also provide interfaces between document imaging systems and other Government systems and networks. Additionally, the Contractor shall provide new program/application software and related interface development, indices development, and any other software and interface development required to satisfy the Government's requirements.

in order to efficiently and effectively accomplish the development effort and standardize the developed systems and major system functions, the Contract shall utilize commercial off-the-shelf (COTS) packages and automated tools wherever possible and feasible. All COTS packages and automated tools selected and utilized by the Contractor shall, at a minimum, meet the applicable mandatory Federal and agency-specific standards. The Contractor shall provide the appropriate software testing; programming and interface support for manipulation, enhancement and installation; implementation; and operational support for all selected and utilized COTS packages and automated tools pursuant to individual delivery order requirements.

3.5 Communications Analysis Design and Installation. The Contractor shall perform communications analysis and design and install communications networks in support of a planned or existing document imaging or related system.

3.5.1 Communications Analysis. The Contractor shall perform communications analyses on existing organizational networks to determine the necessity of either designing new networks or enhancing existing ones. The analysis shall be performed in conjunction with individual delivery order requirements.

3.5.2 Communications Design. The Contractor shall design small-to-midsize networks based on recommendations made as a result of the Communications Analysis task stated in Section 3.5.1 above, and approved by Government. The design effort shall be performed in conjunction with individual delivery order requirements.

3.5.3 Communications Installation. Upon approval by the Government, the Contractor shall provide all activities associated with installation and Government operation of the network designed as a result of the Communications Design task stated in Section 3.5.2, above. Some of the activities included in this task are: site survey; installation and testing of the equipment peripherals, cabling and data links; and operational training. Communications installation activities will follow the procedures described in individual delivery order requirements. Computer resources necessary for installation activities will be either Government provided or will be Contractor provided.

3.6 Configuration Management. The Contractor shall perform configuration management activities pursuant to individual delivery order requests. Configuration management activities may include, but are not limited to:

         Assessments of the current configuration of one or several systems Inventory control of systems(s) components configuration studies
         Configuration plans
         Recommendations for reconfiguring systems to promote more efficient and effective operations with the introduction/enhancement into the system of a document imaging and related system/component

3.7 Systems Integration Support. The Contractor shall provide systems integration support. At a minimum, the Contractor shall provide systems integration between:


         newly-developed document imaging systems and existing networks, data bases, and operating system software newly-developed document imaging systems and other existing document imaging systems, newly-developed document imaging-related systems and existing document imaging systems, newly-developed and existing document imaging systems and other existing automated Government systems, newly-developed major document imaging system modules and the document imaging systems themselves, different architectures using document imaging systems (e.g., centralized mainframe environments and distributed client/server architectures).

Additionally, the Contractor shall accomplish integration of prototype, pilot and organization-wide document imaging applications and/or systems into the Government's existing environment. Specific integration tasks will be defined within individual delivery orders.

3.8 TESTING SUPPORT. The Contractor shall provide all testing necessary to accomplish the Government's requirements. The Contractor shall provide testing support, using one or more of a variety of approaches, specific to the Government's needs and delivery order requirements. Testing support may include, but is not limited to, hardware, software, system, and network testing, and may include, at a minimum, such tasks as:

         test plan development
         installation and operational testing of equipment system and software development testing system and software qualification testing system and software acceptance testing independent system and software validation testing network testing, both before and after integration activities

3.9 CONVERSION ASSISTANCE. The Contractor shall provide conversion assistance for documents, images, data, and support software. With regard to documents, images and data from one or more of a variety of source media (e.g., paper, microfilm/fiche, electronic, etc.) The Contractor shall convert documents, images and data in such a way that it can be stored and retrieved on one or more of a variety of destination media (e.g., magnetic tape, optical disk, laser disk, paper, etc.). After studying the documents to be converted, the Contractor shall determine and recommend the most appropriate method of conversion and storage (e.g., micrographics, digital imaging, a combination of both, etc.), taking into consideration the intended use of the data and information, the cost of implementation, and other defined factors. After Government approval, the Contractor shall apply the approved method and convert the necessary documents, images and/or data.

The Contractor shall also provide conversion assistance for support software. The Contractor shall convert the necessary flies, programs, data bases, and other software to effectively integrate the document imaging system into the existing environment. Software acceptance testing will be performed after conversion completion to determine accuracy of the conversion effort and integrity of the converted data.

Software conversion assistance may be performed at either the Contractor's site, or on-site at the Government organization place of business. Specific conversion tasks and locations will be described within individual delivery orders.

3.10 OPERATIONAL SUPPORT, UPGRADES AND MAINTENANCE SERVICES. The Contractor shall provide operational support, upgrades and maintenance services in the form of programming/analysis support of software changes; and support, maintenance and enhancement of document imaging and related systems operations and operational capabilities. During operational support performance, the Contractor shall review and make recommendations for suggested system enhancements. Contractor recommendations shall relate to improvements of system capabilities based on the availability of improved technology or other enhancements. Contractor reviews shall address feasibility and benefits of changes proposed by or on behalf of the Government. At the Governments discretion and upon Government approval of the recommended improvement, the Contractor shall implement the recommended improvements at the discretion of the Contracting Officer through a delivery order modification or request.

3.11 DOCUMENTATION DEVELOPMENT AND SUPPORT. The Contractor shall be responsible for development, maintenance, and update of program and system documentation, as well as system specifications, training guides, users manuals, and any other project-related documentation. The Contractor shall also be responsible for distribution of project-related documentation to appropriate Government organization offices and other required destinations. Specific types of documentation, as well as number of copies and distribution instructions will be included within each individual delivery order.

3.12 TRAINING SUPPORT. The Contractor shall provide the training support necessary to allow end user personnel to efficiently and effectively utilize contractor-developed document imaging and related applications/systems, and associated networks. Individual delivery orders will provide the details of the training tasks required; however, training support shall only encompass document imaging-related training. The Contractor shall perform the tasks associated with providing training assistance, including surveying the overall training needs, creating the training plans, creating the training materials, conducting the training, and assessing the effectiveness of the training. The Contractor shall provide training in an appropriate format (e.g., hands-on experience, lecture/discussion, combination of both), specific to the attendees' particular needs and individual delivery order requirements. For example, a managerial training session may not need to be as detailed as a clerical training session.

Training may be conducted at either a Government- or contract-furnished facility, as specified in the individual delivery order. The contractor shall, at a minimum, provide training in the categories listed below:

         Managerial/Executive Training - training that enables a manager to effectively administer the performance of user personnel and the system.
         Functional training - training that illustrates how the automated system supports the job. Functional training is directed at the system user and shall demonstrate all aspects of operator interaction with the system.
         Technical Training - training that is hardware oriented, such as training for the systems administrator or support staff.

Individual delivery orders will specify the type of training required, as well as the environment, responsibility for provision of the training facilities, schedule, format, number of attendees and sessions, deliverable products, and other details for effective completion of the delivery order.

3.13 TECHNICAL ADVICE AND LIFE-CYCLE SUPPORT. The Contractor shall provide one or more persons, with specific expert technical and management qualifications, to perform and present analysis of issues associated with the implementation, integration and support of document imaging systems and related systems/networks in the following general areas:

         Life cycle management
         Project planning and scheduling
         Bar-coding systems
         Document imaging-related systems
         Configuration management
         Systems integration
         Existing, new and emerging technology
         Conversion, storage and retrieval
         Networks and communications
         Government and industry standards/guidelines for electronic image and information management

Further, integration planning and control of task activities is achieved, in part, through meetings and/or between the Contractor and Government personnel. These meetings/briefings may focus on the overall project or on subelements within the overall project. The Contractor's Personnel shall attend and actively participate during these meetings/briefings. The contractor shall ensure that key task personnel are available to identify and assist in the solution of problems, and to maintain a current awareness of project direction and pertinent Government decisions. The Contractor shall participate in meetings/briefings at critical milestones and in accordance with delivery order requests. The contractor shall explore alternative approaches, propose and prepare plans, and recommend resolution of various issues. The Contractor shall explain recommendations and build on those recommendations as the project progresses. Additionally, the Government anticipates telephone contact with the Contractor during performance of each delivery order.

4.0 INFORMATION SECURITY. The contractor(s) shall provide technical services for INFOSEC applications support. The contractor shall furnish the necessary personnel, materials, facilities, travel and other services required to provide technical INFOSEC support, systems engineering, and related administrative services. The contractor shall provide technical support for the following task areas:

4.1 SECURITY POLICY. This task area provides technical support in the review, analysis and coordination of INFOSEC policy, doctrine, directives, regulations, and implementation of instructions.

4.2 INFOSEC ARCHITECTURE AND ENGINEERING APPLICATIONS. This task area addresses security architecture and engineering support. The architecture provides the basis for the development of security products and mechanisms that may be chosen by security systems engineers and integrators. The contractor shall perform necessary transitional engineering, INFOSEC systems engineering, INFOSEC engineering, INFOSEC systems integration and INFOSEC integration.

4.3 INFOSEC PRODUCTS AND APPLICATIONS. The following task areas provide support for INFOSEC security products. Contractor technical support shall include:

         a. Establishing and maintaining a data base of INFOSEC programs related to current industry, government products, commercial, and classified established INFOSEC architectures.

         b. Recommending a means to identify requirements for INFOSEC products.

         c. Identifying INFOSEC engineering applications of INFOSEC products.

         d. Participating in the design and implementation of an agency wide product and technology information exchange program to ensure effective exchange of INFOSEC product information.

         e. Developing techniques required to analyze INFOSEC products and applying those techniques in testing and evaluating products.

         f. Participating in modifications and improvements to existing INFOSEC products. Conducting site visits for product implementation, problem solving/correction, and installation of products.

         g. Participating in development and implementation of an INFOSEC customer support center.

4.4 INFOSEC CERTIFICATION AND ACCREDITATION. This task area requires contractor support in the development and implementation of the security Compliance Validation Program to ensure system accreditation that certification and accreditation standards and procedures are properly applied by trained personnel; and that secure migration is in accordance with established plans.

4.5 INFOSEC MULTI-LEVEL SECURITY TECHNOLOGY AND CAPABILITIES. This task area requires work in multi-level security (MLS) technology, capabilities, and services for use in information systems. The contractor shall provide a complete range of INFOSEC engineering and technical services from development of MLS technology to integration, installation, maintenance, and training of user personnel.

4.6 INFOSEC REQUIREMENTS SUPPORT. The contractor shall provide technical support to meet INFOSEC requirements by:

         a. Recommending acquisition guides/guidelines for identifying and specifying INFOSEC requirements.

         b. Attending meetings for the purpose of receiving technical information and developing briefings as required based on individual delivery orders.

         c. Preparing and disseminating technical materials to incorporate information presented by GSA, DoD, other federal agencies and departments.

         d. Participating in technical reviews during selection, development, and testing of INFOSEC components.

         e. Participating in staff assistance visits for data gathering, performing technical analyses, and documenting of INFOSEC requirements.

         f. Designing and developing prototype hardware/software tools for penetration teams.

         g. Reviewing technical data and statistical analyses of penetration tools, techniques, hardware and software used during unauthorized access to information systems.

         h. Providing technical support for certification and accreditation of INFOSEC Automated Information Systems handling classified and sensitive information.

         i. Conducting studies and preparing evaluations regarding the feasibility of using expert systems or other artificial intelligence techniques in areas such as risk analysis, penetration methodology, hazard assessment, etc.

         j. Developing INFOSEC and OPSEC procedures and plans.

4.7 PROGRAM AND PROJECT MANAGEMENT. This task area provides the Contract management functions. Project management services may also be required by delivery order. Individual responsibilities may include:

         a. Management Planning. The contractor shall prepare management plans. These plans shall describe the technical approach, organizational resources and management controls that the contractor shall employ to meet the cost, performance and schedule requirements throughout the period of performance.

         b. Internal Management Controls and Regulatory Compliance. The contractor shall perform oversight of productivity and management methods such as Quality Assurance, Configuration Management, Work Breakdown Structuring, and Human Engineering. Additionally, work shall require contractor compliance with Federal Information Processing Standards (FIPS), and Federal Laws and Regulations that affect information systems operations. Examples are the Privacy Act of 1974, the Computer Security Act of 1987, and the Joint Financial Management Improvement Program (JFMIP).

         c. Technical Reference Library. The contractor shall be required to establish an internal Technical Reference Library necessary to support the requirements of this contract.

         d. INFOSEC Documents. The contractor shall provide research, development, and INFOSEC system engineering support which is necessary to draft, review, revise, and deliver the INFOSEC documents. Requirements will be identified within individual delivery orders.

4.8 DOCUMENTATION. The following list is representative of the type of documentation that the contractor shall develop in the support of this contract:

         a. Human Engineering Requirement Studies (Biometrics)
         b. INFOSEC Analysis
         c. INFOSEC Requirement Studies
         d. Security Test and Evaluation Studies
         e. Systems Functional Requirements Documents
         f. Engineering Studies
         g. Risk Management Guidelines
         h. Security Acquisition Guides
         i. Operator Manuals
         j. User Manuals
         k. Maintenance Manuals
         l. Programming Manuals
         m. Contingency Operations Plans
         n. System Security Architectures
         o. Security Regulations
         p. Test, Evaluation, Verification, Certification Plans leading to Accreditation
         q. Risk Analysis Reports
         r. Vulnerability Studies
         s. Security Implementation Plans
         t. Security Test and Evaluation Plans

         u. Training Material (Courseware)
         v. Technical Memos
         w. Mission Need Statements (MNS)
         x. Operational Requirements Documents (ORDs)
         y. Cost & Operational Effectiveness Analyses (COEAs)
         z. Security Architectures and Local Area Networks (LANs) and Wide Area Networks (WANs) aa. Installation and Integration Manuals ab. Acquisition Strategy Report ac. Test & Evaluation Master Plan ad. System Vulnerability Assessment Report ae. Continuity of Operations Plans (COOP) af. Security Concept of Operations (SCOP) ag. Disaster Recovery and Emergency Response and Functional Security Requirements Specifications (FSRS) ah. Economic Business Analysis (Business Cases) ai. PERT and GANTT Charts aj. Other Project Management briefings, displays and reports

5.0 FACILITY RELOCATION. The Contractor shall provide all engineering services, logistic support, management, labor, equipment, transportation, and material necessary to provide facility relocation engineering services under this contract. General contract requirements to be accomplished are as follows:

5.1 PHASE I. CONCEPT SUBMISSION AND PROJECTION. The contractor shall provide a complete concept submission and projection/forecast for the relocation. The government will provide the contractor with a draft schedule for the relocation, based on the projected occupancy date for the new building and will categorize the relocation effort by identifying scheduled "move groups". Move groups are combinations of facilities, offices, and office support spaces which are to be relocated in the same time period in order to minimize work disruption. The Contracting Officer's Representative (COR) will provide the contractor with information concerning equipment to be relocated for each move group.

The contractor shall perform field investigations and utilizing the schedule, drawings, and equipment data provided by the government:

         Prepare schematic level equipment layout drawings and supportive material identifying any required utility system interfaces or hard connections not provided by the construction contractor.

         Identify egress and ingress routes, any obstacles to the movement of equipment, and any efforts required to move the equipment.

         Develop a preliminary progress schedule detailing the execution of Phase II and III efforts. The contractor shall develop the preliminary schedule using the same network analysis system intended for use in Phase II and III, which will be submitted for approval by the appropriate authority. The contractor's scheduling system must be an efficient management analysis system that will allow the contractor and the government to plan, monitor, and control the aspects of performance.

         Develop a projection/forecast for the labor mix, materials, etc. for the Phase II and III efforts. The projection/forecast shall be based on the contractor's concept submission equipment installation plan. This projection will be used to determine the impact on budgets for implementing the relocation. The projection shall show each professional and trade discipline, estimated number of hours, material, and subcontract requirements.

The government will review the contractor's concept submission to determine the adequacy of the contractor's approach, adherence to project scope, ability to interpret the criteria and develop a schedule based on multiple interrelated activities and the need to minimize facility down time. The government shall notify the contractor of any deficiencies in the concept submission, and the contractor shall within 10 working days correct all such deficiencies and re-submit the concept submission for Contracting Officer review.

5.2 PHASE II. RELOCATION PLAN SUBMISSIONS. The contractor shall meet with each facility point of contact and based on these meetings, and the approved concept submission, prepare a progress Phase II submission. The objective of this submission is to provide the government with a schedule, project drawings and supportive material, to allow the Contracting Officer to evaluate the contractor's adherence to equipment system and construction design criteria, and to ensure that comments made during previous reviews were understood and incorporated. Drawings and supportive material shall detail utility and other connections and any necessary foundation construction and/or modifications required to accommodate the relocated equipment. The Relocation Plan shall also include drawings detailing any efforts necessary to remove equipment from it's current location. This submission shall include if necessary, a revised projection for Phase III. If the progress submission is determined to be substantially inadequate, it will be returned for resubmission. The Contracting Officer's review comments will be sent to the contractor and the contractor shall resolve and incorporate the comments into the final Phase II submission. Following approval of the progress submission and during development of the final relocation plan, the contractor deliverable will be a draft Memorandum of Understanding that documents the performance of each major piece of equipment for government approval.

The contractor's final relocation plan shall be a complete submission that includes final equipment removal and installation drawings and supportive material including disassembly/reassembly documentation including video taping as necessary, crating, packing, loading, and unloading procedures, operational test and certification procedures for reinstalled equipment, and an updated schedule and final detailed projection for Phase III.

5.3 PHASE III, EXECUTION OF RELOCATION PLAN. When individual delivery orders are issued by the government the contractor shall execute the approved Relocation Plan.

The Contractor shall coordinate the relocation effort with the appropriate authority concerning the transport of the equipment and material.

The Contractor shall unload the equipment and material and move the items to staging area as identified in the relocation plan, or directly into an office or space as required.

The Contractor shall uncrate and unpack the equipment and material, as well as new equipment, and reassemble, connect to required utilities and perform other work as required to make the systems and equipment operational including recertification and certification tests and calibration if required. The Contractor shall dispose of all packing and crating material off-site.

Calibration of all equipment (if required) shall be performed in accordance with MIL-I-45208A which includes MIL-Q-9858 and MIL-C-45662. The government will witness recertification and calibration tests to the same performance level documented [by the MOU's] and agreed upon prior to execution of Phase III. The Contractor shall correct any observed test failure prior to acceptance of the relocated, reinstalled equipment/facility.

6.0 TELEPHONE MANAGEMENT SERVICES. The Contractor shall provide required personnel, material, facilities, equipment, software, data collection hardware, and services to support analysis, planning, operations, installation and maintenance of telephone and related equipment, lines, wiring closets, related peripherals and services.

6.1 PROGRAM MANAGEMENT SUPPORT. The Contractor shall provide: business process analysis, planning, financial management, information system maintenance and development, service order management, cost analysis, and developing requirements for, and ascertaining, the availability of assets within the task areas specified herein.

6.2 COST AND ECONOMIC ANALYSIS. The Contractor shall provide financial management support to sponsor organizations as specified in individual Delivery Orders. These efforts shall include, but not be limited to:

         a. Performance of an economic analysis and evaluations of programs, projects, and tasks as defined by the Delivery Order

         b. Maintenance of a schedule detailing the breakdown of all Telephone Management Program costs, including labor costs, system development costs, system support costs, system hardware and travel costs.

         c. Maintenance of a computer model that will enable GSA to prorate Telephone Management Program costs to specific sponsors for billing.

6.3 QUALITY CONTROL PROCESS. The Contractor shall implement and maintain QC procedures and processes in supporting GSA and meeting its mission objectives defined herein. The Contractor shall identify quantitative techniques that remove causes of defects and variations from set standards established for this effort, and take corrective action as appropriate.

The quality control process shall assure the quality of contract performance throughout all stages of the project, including: analysis, design, development, test, and delivery. The key objectives of the Contractor's QC processes are to achieve, maintain, and continuously improve the quality of the products in relationship to the requirements of the contract.

The Contractor will maintain records and data essential to the effectiveness of this quality program. These records will be made available to the Contracting Officer's Representative (COR) for review and copied upon request. The quality of the records will be complete and reliable. The quality program will provide for the analysis and use of records as a basis for management action.

6.4 INFORMATION SYSTEMS DEVELOPMENT. The Contractor shall assess, analyze, recommend, and perform tasks to support the upgrade, automation and/or improvement of existing manual or automated systems. The specific requirements for tasks to be performed by the Contractor in these areas will be defined in the individual Delivery Orders issued under this contract. These efforts shall include:

         a. Analyses of assigned functional problems in order to define proposed systems requirements.

         b. Performance of studies to evaluate hardware and software systems required to satisfy a specific functional problem.

         c. Development of recommendations documenting a hardware/software design project.

         d. Assessment, analysis, design, recommendations and development of database and information system hardware.

         e. Maintain existing information systems.

6.5 UPDATE CUSTOMER DATABASE. The Customer Database is a tool which provides a profile of telephone system customers. The Government will provide the Contractor with the current version of the Customer Database. The Contractor shall, review, maintain and correct the Customer Database. The Contractor shall also identify and correct any deficiencies in the database format and content. The Contractor shall conduct analyses to identify optimum methodologies to ensure database accuracy and implement these process improvements as necessary.

The Contractor will identify methods whereby this database can be integrated as an on-line resource for the sponsor organization. The Contractor will also conduct studies and provide recommendations to enable the update and production of a sponsor Telephone Directory. This analysis will examine methods to collect data in a timely manner, validate the accuracy of the data, and produce the final database for the phone book.

6.6 STANDARD RECONCILIATION DATABASE SYSTEM. The purposes of the Standard Reconciliation process are:

a. TRACKING OF TELECOMMUNICATION EQUIPMENT AND SERVICES: The purpose of this portion of the database is to maintain an accurate record of physical inventory data, including equipment and circuits. This portion of the database will ensure that items being billed against an agency account code exist at that site.

b. VALIDATION OF VENDOR CHARGE DATA: The objective of this portion of the database is to collect the current unit charges for telecommunication equipment and services to enable comparison of unit charges against the vendor bills in order to verify that the agency is charged the correct rate.

c. SERVICE ORDER TRACKING: The purpose of this portion of the database is to verify the service order equipment and quantities against the physical inventories.

d. INVESTIGATION OF DISCREPANCIES: The Contractor's auditing staff will review the monthly vendor charges during the course of investigating discrepancies that occurred during the inventory reconciliation process.

The Contractor shall develop and maintain a Standard Reconciliation Database System and associated systems as described in the following sections.

6.6.1 COMPONENTS. The Standard Reconciliation Database System is comprised of multiple relational databases that enable the reconciliation of physical inventory data with vendor inventory and billings. The components of this database are as follows:

         a. Vendor Billing Elements

         b. Telecommunications Equipment Elements

         c. Inventory Data Tables (Bar Code System Data)

         d. Vendor Billing Data

         e. User Interface Elements

         f. Other System Interface Capability

6.6.2 INTERFACES. The Contractor shall evaluate the platform interfaces necessary for the support of databases and algorithms required by this system.

These interfaces will enable the Contractor to perform an automated inventory/reconciliation of telecommunications equipment and services associated with new installations and the embedded base.

6.6.3 VENDOR BILLING ELEMENTS The Vendor Billing Elements are a required component of the reconciliation system. These elements contain the charges for telecommunication equipment and services as they are billed by the vendor to government agencies. These elements enable the Contractor to verify that the vendor has charged the correct amount for equipment and services according to negotiated rates and to verify that the equipment and circuits appearing on the bill were found in the inventory of the agency being charged. Discrepancies resulting from the comparison of the inventory to the billing data will be reviewed by the Contractor and all discrepancies will be validated by the Contractor.

The Contractor shall maintain the Vendor Billing Element database. The purpose of this database, in conjunction with the Telecommunication Equipment Elements database, is to provide baseline data to identify and document the telecommunications equipment and services to be inventoried. The data will be used to support subsequent corrective actions to customer bills. The Contractor shall document all changes to the database architecture, content or format in accordance with applicable specifications, and provide recommendations for improvements or modifications to the system.

6.6.4. TELECOMMUNICATIONS EQUIPMENT ELEMENTS. The Contractor shall maintain the Telecommunications Equipment Elements database to ensure that the database contains accurate listings on billable vendor telecommunications products. The purpose of this database, in conjunction with the Vendor Billing Element database, is to provide baseline data to identify and document the telecommunications equipment and services to be inventoried. The data will be used to support subsequent corrective actions to customer bills.

6.6.5 SITE INVENTORY DATABASE. The Contractor shall maintain an inventory database hierarchy to enable the automated comparison of site inventory results with the Vendor Billing Elements and the Telecommunications Equipment Elements components of the database, as well as the Vendor Billing Data and/or Service Order data for that site.

6.6.6 VENDOR BILLING DATABASE. The Contractor shall maintain a billing database hierarchy to compare the Vendor Billing Data of an inventoried site with the Vendor Billing Elements and the Telecommunications Equipment Elements components of the database, and the Site Inventory Data as well.

6.6.7 REPORTS. After discrepancies have been researched, Inventory, Billing, and Reconciliation reports shall be delivered to the sponsor agency and the GSA COR. The vendor charge data will remain on-line in the Contractor's system until all discrepancies have been verified by the Contractor's auditing staff.

The Contractor shall maintain the required monthly vendor bills on-line for auditing access. The previous and current month's vendor bills will remain available in the system until all discrepancy research has been completed for the sites that have been inventoried by the Contractor's technicians.

6.7 PHYSICAL INVENTORY SYSTEM. The Contractor shall develop a bar code process for use in collecting physical inventory data of telecommunications equipment and circuits. The Contractor shall maintain the bar code system including hardware, software and peripherals. This system shall interface with the other portions of the standardized inventory database. The Contractor shall document all changes to the database architecture, content or format in accordance with applicable specifications.

In office areas, primarily voice equipment and associated circuits and peripherals connected to telephone jacks will be inventoried. The Contractor's technicians will apply a bar code to the bottom of the equipment. Peripheral equipment will be inventoried and associated with the appropriate telephone instrument.

Equipment and circuits will he inventoried in the wire closet. The Contractor's technicians shall apply bar code labels to visible areas of cabinets and racks that are used to house telephone equipment in the wire closets. Equipment cards and relays that are housed in these cabinets and racks will be counted and associated with the cabinet or rack housing them. If these items have bar code labels attached to them, the bar code information will be captured. Incoming circuits, e.g., data circuits, trunks, WATS lines, and point-to-point circuits terminating on 66-type connecting blocks and jacks will be inventoried once they are clearly identified. The inventory team will not perform independent verification of the accuracy of these identifications.

6.8 PHYSICAL INVENTORY VERIFICATION/RECONCILIATION. The Contractor shall conduct physical telecommunications inventories and billing reconciliations as follows:

a. Conduct pre-inventory briefings, and attend pre-inventory meetings with agency personnel to establish technical requirements of each inventory/reconciliation effort. This effort may include briefing, preparation, development of cost estimate and development of technical proposals for work accomplished.

b. Conduct a physical verification of all telecommunications equipment and circuits for each site identified by the Delivery Order. The inventory shall include both billable elements and GFE. The Contractor shall employ a standardized bar coding process.

c. Conduct a reconciliation of the completed physical inventory with the customer's most current bill or inventory records. The Contractor shall employ standard Vendor Inventory and Billing Reconciliation processes to develop discrepancy reports and identify corrective actions to ensure accuracy of the customer's inventory and billing records.

d. As a result of efforts defined in PARAGRAPHS a, b and c above, the Contractor shall provide inventory and billing documentation to enable GSA, or the sponsor, to pursue credits and/or refunds from the vendor.

The Contractor's Inventory Operations Staff will coordinate and schedule technician pre-site surveys and customer interviews. Physical inventories will be conducted on site by Contractor technicians. The collected inventory data will be transmitted, via modems, from remote sites to the contractor central site at the end of each day.

For those agencies that have been inventoried by the Contractor's Inventory Operations Staff, a reconciliation of the inventory will be performed against the billing data to ensure that the charges are correct for the equipment and circuits found at the agency site. If the reconciliation results in discrepancies, they will be investigated by the Contractor's auditing staff. The auditing staff will log the results of their research, and this information will be retained in the Contractor's system.

Data equipment such as modems, personal computers, facsimile machines, and video equipment may be inventoried, if requested. Mobile equipment, e.g., pagers and cellular phones, may be inventoried, if requested.

6.9 TRAFFIC ANALYSIS. The Contractor shall evaluate Central Office traffic and switch capacity usage as defined in specific task instructions. The Contractor shall develop analysis plans, assess cost/benefit trade-offs, perform analysis, and develop documentation as required by Delivery Order.

6.10 TRAINING. The Contractor shall conduct training courses related to this effort for GSA and customer personnel. Training support includes development of training programs and materials. The courses may include Inventory Program procedures, use of data collection terminals, use of reconciliation software, and architecture of the Inventory Program systems.

6.11 CONFIGURATION MANAGEMENT. The Contractor shall conduct Configuration Management tasks to support customer requirements, as specified in individual Delivery Orders. Configuration Management support may be provided on communications hardware, software, systems or processes as necessary. This effort shall consist of Configuration Identification, Configuration Audits, Establish Change Control, and Configuration Status Accounting, as appropriate.

6.12 LOGISTIC SUPPORT SERVICES. The Contractor shall implement logistic life cycle support services for the on-going modernization of telephone and telecommunication systems. These efforts shall include:

a.       Property accountability and warehousing of government equipments.

b.       Basic maintenance of government-owned telephony equipment.

c. Asset management and relocation for Configuration Control of government-owned equipment.

SECTION C - PERSONNEL QUALIFICATIONS

The contractor shall provide only fully qualified and competent personnel to perform the scope of effort set forth herein. The levels of skills, education and experience of the different classifications of personnel provided for contract performance must meet the minimum requirements set forth below:

a.       PRINCIPLE ENGINEER

         Knowledge Factors: Competent at the highest levels of applications systems design, development, and implementation using information engineering tools and computer assisted software engineering technologies.

         Education: Must have completed technical courses, attaining an in-depth, state-of-the-art knowledge, in the application and use of I-CASE support tools and methodology for all Information Engineering development life cycle phases.

         Work Experience: Ten years continuous and progressive experience in application systems development and implementation in broad-based information technology settings using contemporary hardware and software systems.

Two years intensive, progressive, extensive, and continuous experience in applications requirements, systems development and implementation must include the utilization of Information Engineering processed, methodologies, automated I-CASE tool/toolsets, database modeling and design concepts.

Experience on one large I-CASE (50+ entities) or two medium I-CASE (30/ entities) successful implementations. One year of successful experience in I-CASE tool(s) required.

         Skill Description: Performs high level Information Engineering (IE) planning, analysis, design, construction and implementation of I-CASE based systems including defining I-CASE functional requirements, creating data and process models, defining IE and software engineering processed and methodologies. Develops project plans, controls project scope and tracks direction in applying IE techniques, use of automated IE support TOOLS, testing and quality assurance, and review of IE products. Designs and facilities rapid prototyping and joint application input into the I-CASE tool for development of the applications assigned by the task order. Prepares database and process requirements documents to support the required I-CASE processed and methodologies. Directs the generation of programs, databases, screen formats, transaction definition, job control language, and testing procedures for the target environment and installs the contracted application in a production environment. Prepares and delivers technical reports, briefings and presentations, as required by the task order. May be required to service as task leader on a highly complex task or combination of two or more I-CASE task orders.

b.  PRINCIPAL ANALYST

         Knowledge Factors: Competent at the highest technical levels of applications systems design, development and implementation of knowledge-based systems.

         Work Experience: At a minimum, must posses three years experience designing and developing expert systems/neural networks.

         Skill Description: Performs planning, analysis, design and contraction of Expert Systems/Neural Networks. Develops knowledge bases, inference engines and user interfaces for expert systems using proven definition and reduction. Performs knowledge elicitation. Skilled in search techniques (i.e., AND/OR graphics, best-first, bidirectional, binary tree, heuristic, interactive deepening). Develops reasoning procedures. Performs knowledge representation using production rules or semantic networks and frames. Proficient in LISP, PROLOG or other AI language as specified by the task order. Develops plans, controls project scope and tracks direction of project. Prepares and delivers technical reports, briefings and presentations, as required by task order.

c. Program Manager A bachelors degree in engineering, physics, mathematics, computer science or equivalent with eight years progressive experience in managing major systems development projects. Included in the above is three years of management and experience in supervising the development of major programs, performing advanced planning, developing organizational structures and providing personnel resources. A background in determining and initiating management trade-off actions is required. Previous experience In managing systems engineering development projects is mandatory.

d. Senior Engineer A bachelors degree in engineering, mathematics, physics, computer sciences, or equivalent with five years progressive experience in systems engineering. Emphasis should be in communications systems engineering with related experience in systems oriented project management and development. Must have at least three years experience in support of communication systems design, development and acquisition.

e. Engineer Must have a bachelors degree in engineering, mathematics, physics, computer sciences, or equivalent with two years experience. Must have a background in performing engineering related to communications systems.

f. Senior Systems Analyst. A bachelors degree or equivalent with five years progressive experience in the analysis, development, and test of communication systems. Must have experience in both software and hardware systems, analysis and developing trade-off studies with related experience in systems oriented project management and development. Must have at least three years experience in support of communication systems, software development and data processing techniques.

g. Systems Analyst Must have a bachelors degree or equivalent with a minimum of two years experience in the analysis of development and test of communication systems. Must have experience in both software and hardware systems, analysis and developing trade-off studies. Knowledge of communications systems, software development and data processing techniques is required.

h. Senior Programmer A bachelors degree or equivalent with five years of programming experience. Must have at least two of the five years experience in developing software toward the application involving communications systems. Must also have at least three years experience in the application of assembler/compiler languages.

i. Programmer A bachelors degree or equivalent with a minimum of two years of programming experience. Must have experience in developing software toward the application involving communications systems. Must also have experience in the application of assembler/compiler languages.

j. Draftsman/Illustrator Must have experience with computer aided graphics design and development.

k. Communications Technician Must have minimum a of five years experience dealing with electronics systems hardware. Must have at least two of the five years experience in providing technical assistance in the areas of communications systems development and integration.

l. Administrative Assistant Must have experience and ability to accurately type complicated scientific/technical reports and documents. Must have experience in typing technical documentation and narrative material.

m. Wireman. Must have a high school diploma or equivalent with at least two years of experience in soldering, wrapping, harnessing, and connecting electronics wiring, connectors and components.

n. Installer. Must have a high school diploma or equivalent with at least one year of experience in cable routing and connector installation.

                        SECTION D - PACKAGING AND MARKING

          D.1    Payment of Postage and Fees

                 All postage and fees related to submitting information (including documents, forms, reports, etc.) to the Contracting Officer (CO) or the Contracting Officer's Technical Representative (COTR) shall be paid by the contractor.

          D.2    Marking

                 All information submitted to the CO or the COTR shall clearly indicate the contract number of the contract for which the information is being submitted.

                     SECTION E -- Inspection and Acceptance

E.1 Clauses Incorporated by Reference (52.252-2) (Jun 1988)


This contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. (Federal Acquisition Regulation (48 CFR Chapter 1) Clauses)

a.        -- Reserved

b.        -- Inspection of Services -- Fixed-Price (52.246-4) (FEB 1992)

c.        -- Responsibility for Supplies -- (52.246-16) (Apr 1984)

d.        -- Inspection of Time-and-Material and Labor Hour - (52.246.6)
             (Jan 1986)

E.2 Inspection and Acceptance (Destination)

Inspection and acceptance of the supplies or services to be furnished hereunder shall be made at destination by the receiving activity.

Receiving activity shall execute acceptance certificate on the applicable inspection and receiving report form.

E.3 Standards and Guidelines

Products and services provided under a Task/Delivery order will be reviewed by the Government and accented or rejected within 30 calendar days from the date of receipt. A shorter or longer review period may be defined in a particular Task/Delivery order.

E.4 Standard of Performance Acceptance of Equipment

(1) General

This provision establishes a standard of performance which must be met before any equipment listed within a Task/Delivery order is accepted by the Government

(2) Performance Period

The performance period shall begin on the installation date (unless delayed in accordance with paragraph 7) and shall end when the equipment has met the standard of performance for a period of thirty (30) consecutive days by operating in conformance with the contractor's technical specifications and functional descriptions, or as quoted in the contractor's proposal, which must satisfy the requirements of the statement of work, at an effectiveness level of 100%.

(3) Successful Performance Period

The successful performance period is that consecutive 30 days during which the standard of performance is met. If the equipment does not meet the standard of performance during the initial 30 consecutive days, the performance period shall continue on a day-by-day basis.

(4) Failure to Meet the Standard of Performance

If the equipment fails to meet the standard of performance after 90 calendar days from the installation date or start of the performance period, whichever is later, the Government may at its option request a replacement or terminate the task/delivery order and request the immediate removal of the equipment.

(5) Date of Acceptance

The Government shall not accept equipment and shall not pay charges until the standard of performance is met. The date of acceptance shall he the last day of the successful performance period.

(6) Daily Records

The Government shall maintain appropriate daily records to satisfy the requirements of paragraph 1 and shall notify the Contractor in writing on the last day of the successful performance period.

(7) Delay of the Start of Performance Period

If necessary, the Government may delay the start of the performance period, but such a delay shall not exceed 30 consecutive days; therefore, the performance period must start not later than the 31st day after installation date.

E.5 Inspection and acceptance (Services)

Inspection and acceptance of services to be furnished hereunder shall be made, upon completion of services, by the Contracting Officer's Technical Representative (COTR).

                     SECTION F - DELIVERIES OR PERFORMANCE

F.1 52.252-2 CLAUSES INCORPORATED BY REFERENCE (JUN 1988)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

                 FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSES INCORPORATED BY REFERENCE:

CLAUSE NO.                   CLAUSE TITLE                    DATE

52.212-13                    Stop-Work Order                 (AUG 1989)
52.247-34                    F.o.b. Destination              (NOV 1991)

F.2 TIME OF DELIVERY

The Government requires delivery of equipment and services to be made in accordance with the schedule indicated in each task/delivery order.

F.3 CONTRACT PERFORMANCE PERIOD

The contract performance period shall be for one (1) year, beginning at the contract award date, with four (4) one year options, if exercised by the Government.

SECTION G - CONTRACT ADMINISTRATION

G.1 PROCURING CONTRACTING OFFICER (PCO)

The PCO shall have the right to issue contract revisions, change the terms and conditions of the contract, terminate the contract for default or convenience, make final decisions on disputed deductions from contract payment for nonperformance or unsatisfactory performance, issue final decisions regarding contract questions or matters under dispute and otherwise administer the contract or delegate authority and responsibility to administer the contract. The PCO may delegate authority to an Administrative Contracting Officer (ACO) to administer this contract.

G.2 CONTRACTING OFFICER'S TECHNICAL REPRESENTATIVE (COTR)

The PCO may appoint a COTR to monitor the contractor's progress and technical performance of this contract. The COTR will report directly to the PCO. The COTR is not empowered to obligate the Government or make any commitments which affect the contract price, terms, or delivery provisions. Any such proposed or perceived changes must be brought to the immediate attention of the PCO. The acceptance of any changes by the Contractor without the specific approval and written consent of the PCO will be at the Contractor's risk.

The COTR will monitor the Contractor's performance of the contract's technical requirements, maintain written and oral communications with the contractor concerning technical aspects of the contractor, notify the Contractor and the Contracting Officer of any deficiencies observed in contract performance, and coordinate the availability of Government furnished property and provide for site entry of Contractor personnel, if required.

G.3 CONTRACT ADMINISTRATION

The following individuals are to be contacted for administration during the term of this contract.

1. GSA Contracting Officer:                            John E. Wise
                                                       215-656-6321

2. GSA Administrative Contracting Officer              Robert L. Vitelli
                                                       215-656-6326

Address for GSA Contracting Reps. & Ordering Address:
                   General Services Administration
                   Acquisition Services Division (3KE)
                   The Wanamaker Building, 7th Fl.
                   100 Penn Square East
                   Philadelphia, PA 19107

3. GSA COTR        Mr. Gregory Glatthorn
                   General Services Administration
                   Telecommunications Operations (3KMP)
                   The Wanamaker Building, 7th Fl.
                   100 Penn Square East
                   Philadelphia, PA 19107
                   215-656-6392

4. Contractor's Representatives:

                   Richard A. Young - Sr. Vice President 410-280-1269 Jeffrey Mogelinski, Contracts Manager 410-280-1236

Address:           TeleCommunications Systems, Inc.
                   275 West Street, Suite 400
                   Annapolis, MD 21401

G.4 INVOICING

The billings will be rendered on a calendar month basis. In accordance with title 31 US Code, Section 3324 (formerly 31 USC 529) which prohibits the payment of public money in advance of the services to be rendered, all invoices will be rendered in arrears of service.

The contractor shall render proper invoices for monthly charges by the 14th calendar day of the following month in which the charges occur. The Government is authorized to request extra copies, if it deems necessary.

G.5 GOVERNMENT PAYMENT OFFICE

Invoices shall be addressed to the Government paying office that is listed on the task/delivery order. Each invoice shall contain the proper contract identification number, act number and date of submission.

G.6 Contractor's Remittance Address

Payments should be sent via Electronic Funds Transfer (EFT) or mailed to the following address:

Telecommunications Systems, Inc.
c/o Nations Bank
Nations Bank Building
8300 Greensboro Drive
Suite 550
McLean, VA 22102

Attention: Mr. Jared Stapor/Mailstop VA9200-0503
ABA: 052001633 Account: 2007916273
Phone: 703-761-8010

SECTION H -- Special Contract Requirements

H.1 Contract Type

The Government contemplates the award of an Indefinite-Delivery, Indefinite-Quantity, Time and Materials contract.

H.2 Title to Equipment

Title to all equipment acquired under the provisions of this contract shall vest in the Government at the time of final payment and acceptance of the final item.

H.3 Permits

The Contractor shall, without additional expense to the Government, be responsible for obtaining any necessary licenses and permits, and for complying with any applicable federal, state, and municipal laws, codes, and regulations, in connection with the performance of the contract.

H.4 Government-Furnished Property and Services

Space to house equipment will be provided. No material, equipment, services, facilities or other space, will be furnished by the Government under this contract, unless otherwise indicated.

H.5 Required Insurance

(a) The Contractor shall procure and maintain the following minimum insurance during the period of performance of this contract:

         (1) Workmen's Compensation and Employer's Liability Insurance.

                  (i) Compliance with applicable workmen's compensation and occupational disease statutes is required under this contract.

                  (ii) Employer's liability coverage in the minimum amount of $1,000,000.

         (2) General Liability Insurance in the minimum amount of $500,000 per occurrence.

         (3) Automobile Liability Insurance in the minimum amount of $200,000 per person and $500,000 per occurrence for bodily injury and $20,000 per occurrence for property damage.

                  (i) Prior to the commencement of work hereunder, the Contractor shall furnish to the Contracting Officer a certificate or written statement of the above required insurance. The policies evidencing required insurance shall contain an endorsement to the effect that cancellation or any material change in the policies adversely affecting the interests of the Government in such insurance shall not be effective for such periods as may be prescribed by the laws of the state in which this contract is to be performed and in no event less than thirty (30) days after written notice thereof to the Contracting Officer.

(b) The Contractor agrees to insert the substance of this clause including this paragraph (c), in subcontracts under this contract that require work on a Government installation. The subcontractor(s), will be obligated by the prime contractor, to provide and maintain the insurance required by virtue of this contract. At least five (5) days before entry of each such subcontractor's personnel on Government installation, the Contractor shall furnish (or ensure that there has been furnished) to the Contracting Officer a current certificate of insurance, meeting the requirements of paragraphs (a) and (b) under this clause.

                      SECTION I -- Contract Clauses

I.1 52.252-2 CLAUSES INCORPORATED BY REFERENCE (JUN 1988). This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

I.1.1           52.202-1          Definitions  (SEP 1991)

I.1.2           52.203-1          Officials Not to Benefit
                                  (APR 1984)

I.1.3           52.203-3          Gratuities   (APR 1984)

I.1.4           52.203-5          Covenant Against Contingent Fees
                                  (APR 1984)

I.1.5           52.203-6          Restrictions on Subcontractor
                                  Sales to the Government
                                  (JUL 1985)

I.1.6           52.210-5          New Material  (APR 1984)

I.1.7           52.210-7          Used or Reconditioned Material,
                                  Residual Inventory and Former
                                  Government Surplus Property
                                  (APR 1984)

I.1.8           52.212-15         Government Delay of Work
                                  (APR 1984)

I.1.9           52.214-34         Submission of Offers in the
                                  English Language   (APR 1991)

I.1.10          52.214-35         Submission of Offers in U.S.
                                  Currency (APR 1991)

I.1.11          52.215-1          Examination of Records by
                                  Comptroller General   (FEB 1993)

I.1.12          52.215-2          Audit - Negotiation   (FEB 1993)

I.1.13          52.215-22         Price  Reduction for Defective
                                  Cost or Pricing Data   (Jan 1991)

I.1.14         52.215-26                 Integrity of Unit Prices
                                         (APR 1991)


I.1.15         52.215-33                 Order of Precedence (JAN 1986)

I.1.16         52.217-8                  Option to Extend Services
                                         (AUG 1989)

I.1.17         52.219-8                  Utilization of Small Business
                                         Concerns and Small Disadvantaged
                                         Business Concerns  (FEB 1990)

I.1.18         52.219-13                 Utilization of Women Owned Small
                                         Businesses (AUG 1986)

I.1.19         52.220-1                  Preference for Labor Surplus Area
                                         Concerns (APR 1984)

I.1.20         52.220-3                  Utilization of Labor Surplus Area
                                         Concerns (APR 1984)

I.1.21         52.220-4                  Labor Surplus Area Subcontracting
                                         Program (APR 1984)

I.1.22         52.222-1                  Notice to the Government of Labor
                                         Disputes (APR 1984)

I.1.23         52.222-18                 Notification of Employee Rights
                                         Concerning Payment of Union Dues
                                         or Fees (May 1992)

I.1.24         52.222-20                 Walsh Healey Public Contracts Act
                                         (APR 1984)

I.1.25         52.222-26                 Equal Opportunity (APR 1984)

I.1.26         52.222-28                 Equal Opportunity Preaward
                                         Clearance of Subcontracts (APR 1984)

I.1.28         52.222-35                 Affirmative Action for Special
                                         Disabled and Vietnam Era Veterans
                                         (APR 1984)

I.1.29         52.222-36                 Affirmative Action for Handicapped
                                         Workers (APR 1984)

I.1.30         52.223-2                  Clean Air and Water (APR 1984)

I.1.31         52.223-3            Hazardous Material  Identification
                                   & Material Safety Data (NOV 1991)

I.1.32         52.225-9            Buy American Act-Trade Agreement Act-Balance
                                   of Payments Program (JAN 1994)

I.1.33         52.227-1            Authorization and Consent (APR 1984)

I.1.34         52.227-2            Notice and Assistance Regarding Patent and
                                   Copyright Infringement (APR 1984)

I.1.35         52.227-3            Patent Indemnity (APR 1984)


I.1.36         52.227-14           Rights in Data -- General (JUN 1987)

I.1.37         52.227-19           Commercial Computer Software Restricted
                                   Rights (JUN 1987)

I.1.38         52.228-5            Insurance - Work on a Government Installation
                                   (SEP 1989)

I.1.39         52.229-3            Federal,  State, and Local Taxes (JAN 1991)

I.1.40         52.229-4            Federal,  State, and Local Taxes
                                   (Noncompetitive Contract) (Jan 1991)

I.1.41         52.232-7            Payments under Time & Materials & Labor
                                   Hrs (APR ???)

I.1.42         52.232-8            Discounts for Prompt Payments (APR 1989)

I.1.43         52.232-11           Extras (APR 1984)

I.1.44         52.232-17           Interest (JAN 1991)

I.1.45         52.232-23           Assignment of Claims (JAN 1986)

I.1.46         52.232-25           Prompt Payment (APR 1989)

I.1.47         52.232-28           Electronic Funds Transfer Payment Methods
                                   (APR 1989)

I.1.48         52.233-1            Disputes  (Alternate 1) (MAR 1994)


                                     1-3

I.1.49           52.233-3           Protest After Award (AUG 1989)

I.1.50           52.237-2           Protection of Government Buildings,
                                    Equipment, and Vegetation (APR 1984)

I.1.51           52.237-3           Continuity of Services (JAN 1991)

I.1.52           52.243-3           Changes - Time & Materials & LH (AUG 1987)

I.l.52a          52.244-3           Subcontracts - Time & Materials (APR 1985)

I.1.53           52.244-5           Competition in Subcontracting (APR 1984)

I.1.54           52.245-2           Government Property (Fixed-Price Contracts)
                                    (DEC 1989)

I.1.55           52.249-2           Termination for Convenience of the
                                    Government  (Fixed-Price) (APR 1984)

I.1.56           52.249-8           Default  (Fixed-Price Supply and Service)
                                    (APR 1984)

I.1.57           52.253-1           Computer Generated Forms (JAN 1991)


I.2   52.203-7 Anti-Kickback Procedures (OCT 1988)

   (a)    Definitions.

   "Kickback," as used in this clause, means any money, fee, commission, credit, gift, gratuity, thing of value, or compensation of any kind which is provided, directly or indirectly, to any prime Contractor, prime Contractor employee, subcontractor, or subcontractor employee for the purpose of: improperly obtaining or rewarding favorable treatment in connection with a prime contract or in connection with a subcontract relating to a prime contract.

   "Person," as used in this clause, means a corporation, partnership, business association of any kind, trust, joint-stock company, or individual.

   "Prime contract," as used in this clause, means a contract or contractual action entered into by the United States for the purpose of obtaining supplies, materials, equipment, or services of any kind.

   "Prime Contractor," as used in this clause, means a person who has entered into a prime contract with the United States.

   "Prime Contractor employee," as used in this clause, means any officer, partner, employee, or agent of a prime Contractor.

   "Subcontract," as used in the clause, means a contract or contractual action entered into by a prime Contractor or subcontractor for the purpose of obtaining supplies, materials, equipment, or services of any kind under a prime contract.

   "Subcontractor," as used in this clause, (1) means any person, other than the prime contractor, who offers to furnish or furnishes any supplies, materials, equipment, or services of any kind under a prime contract or a subcontract entered into in connection with such prime contract, and (2) includes any person who offers to furnish or furnishes general supplies to the prime Contractor or a higher tier subcontractor.

   "Subcontractor employee," as used in this clause, means any officer, partner, employee, or agent of a subcontractor.

   (b) The Anti-Kickback Act of 1986 (41 U.S.C. 51-58) (the Act), prohibits any person from -

        (1) Providing or attempting to provide or offering to provide any kickback;

        (2) Soliciting, accepting, or attempting to accept any kickback; or

        (3) Including, directly or indirectly, the amount of any kickback in the contract price charged by a prime Contractor to the United States or in the contract price charged by a subcontractor to a prime Contractor or higher tier subcontractor.

   (c) (1) The Contractor shall have in place and follow reasonable procedures designed to prevent and detect possible violations described in paragraph (b) of this clause in its own operations and direct business relationships.

        (2) When the contractor has reasonable grounds to believe that a violation described in paragraph (b) of this clause may have occurred, the Contractor shall promptly report in writing the possible violation. Such reports shall be made to the inspector general of the contracting agency, the head of the contracting agency if the agency does not have an inspector general, or the Department of Justice.

         (3) The Contractor shall cooperate fully with any Federal agency investigating a possible violation described in paragraph (b) of this clause.

         (4) The Contracting Officer may (i) offset the amount of the kickback against any monies owed by the United States under the prime contract and/or
(ii) direct that the Prime Contractor withhold from sums owed a subcontractor under the prime contract, monies withheld, the amount of the Kickback. The Contracting Officer may order that monies withheld under subdivision (c) (4)
(ii) of this clause be paid over to the Government unless the Government has already offset those monies under subdivision (c)(4) (i) of this clause. In either case, the Prime Contractor shall notify the Contracting Officer when the monies are withheld.

         (5) The Contractor agrees to incorporate the substance of this clause, including subparagraph (c) (5) but excepting subparagraph (c) (1), in all subcontracts under this contract.


I.3 52.203-9 Requirement for Certificate of Procurement Integrity - Modification (NOV 1990)

(a) Definitions. The definitions set forth in FAR 3.104-4 are hereby incorporated in this clause.

(b) The contractor agrees that it will execute the certificate set forth in paragraph (c) of this clause, when requested by the

Contracting Officer in connection with the execution of any modification of this contract.

(c) Certification. As required in paragraph (b) of this clause, the officer or employee responsible for the modification proposal shall execute the following certification:

                     CERTIFICATE OF PROCUREMENT INTEGRITY -
                             MODIFICATION (NOV 1990)

   (1) I, _________________________, am the officer or employee responsible for the preparation of this modification proposal and hereby certify that, to the best of my knowledge and belief, with the exception of any information described in this certification, I have no information concerning a violation or possible violation of subsection 27(a), (b), (d), or
(f) of the Office of Federal Procurement Policy Act, as amended (41 U.S.C. 423),

(hereinafter referred to as "the Act"), as implemented in the FAR, occurring during the conduct of this procurement (KEL-PR-90-0001)

    (2) As required by subsection 27(e) (1) (B) of the Act, I further certify that to the best of my knowledge and belief, each officer, employee, agent, representative, and consultant of _________________________ who has participated personally and substantially in the preparation or submission of this proposal has certified that he or she is familiar with, and will comply with, the requirements of subsection 27(a) of the Act, as implemented in the FAR, and will report immediately to me any information concerning a violation or possible violation of subsections 27(a), (b), (d), or (f) of the Act, as implemented in the FAR, pertaining to this procurement.

    (3) Violations or possible violations: (Continue on plain bond paper if necessary and label Certificate of Procurement Integrity - Modification (Continuation Sheet). ENTER "NONE" IF NONE EXISTS.)

________________________________________________________________________________
(Signature of Officer/Employee Responsible for Modification Proposal and date)

________________________________________________________________________________
Typed Name of Officer/Employee Responsible for Modification Proposal

                 (The Act became effective on December 1, 1990)

THIS CERTIFICATION CONCERNS A MATTER WITHIN THE JURISDICTION OF AN AGENCY OF THE UNITED STATES AND THE MAKING OF A FALSE, FICTITIOUS, OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER TITLE 18, UNITED STATES CODE,
SECTION 1001.

                             (END OF CERTIFICATION)


(d) In making the certification in paragraph (2) of the certificate, the officer or employee of the competing Contractor responsible for the offer or bid, may rely upon a one-time certification from each individual required to submit a certification to the competing Contractor, supplemented by periodic training. These certifications shall be obtained at the earliest possible date after an individual required to certify begins employment or association with the contractor. If a contractor decides to rely on a certification executed prior to the suspension of section 27 (i.e., prior to December 1, 1989), the Contractor shall ensure that an individual who has so certified is notified that section 27 has been reinstated. These certifications shall be maintained by the Contractor for a period of 6 years from the date a certifying employee's employment with the company ends or, for an agency, representative, or consultant, 6 years from the date such individual ceases to act on behalf of the contractor.

(e) The certification required by paragraph (c) of this clause is a material representation of fact upon which reliance will be placed in executing this modification.

I.4   52.203-10 Price or Fee Adjustment for Illegal or Improper Activity
      (SEP 1990)

   (a) The Government, at its election, may reduce the price of a fixed price type contract or contract modification and the total cost and fee under a cost type contract or contract modification by the amount of profit or fee determined as set forth in paragraph (b) of this clause if the head of the contract activity or his or her designee determines that there was a violation of subsection 27(a) of the Office of Federal Procurement Policy Act, as amended (41 U.S.C. 423), as implemented by the FAR. In the case of a contract modification, the fee subject to reduction is the fee specified in the particular contract modification at the time of execution, except as provided in subparagraph (b)
(5) of this clause.

    (b) The price or fee reduction referred to in paragraph (a) of this clause shall be:

         (1) For cost plus fixed fee contracts, the amount of the fee specified in the contract at time of award;

         (2) For cost plus incentive fee contracts, the target fee specified in the contract at the time of award, notwithstanding any minimum fee or "fee floor" specified in the contract;

         (3)  For cost plus award fee contracts-

              (i) The base fee established in the contract at the time of contract award.

              (ii) If no base fee is specified in the contract, 30 percent of the amount of each award fee otherwise payable to the Contractor for each award fee evaluation period or at each award fee determination point.

         (4)  For fixed price incentive contracts, the Government may-

              (i) Reduce the contract target price and contract target profit both by an amount equal to the initial target profit specified in the contract at the time of the contract award; or

              (ii) If an immediate adjustment to the contract target price and the contract target profit would have a significant adverse impact on the incentive price revision relationship under the contract, or adversely affect the contract financing provisions, the Contracting Officer may defer such adjustment until the establishment of the total final price of the contract. The total final price established in accordance with the incentive price revision provisions of the contract shall be reduced by an amount equal to the initial target profit specified in the contract at the time of contract award and such reduced price shall be the total final contract price.

          (5) For firm fixed price contracts or contract modifications, by 10 percent of the initial contract price; 10 percent of the contract modification price; or a profit amount determined by the Contracting Officer from records or documents in existence prior to the date of the contract award or modification.

    (c) The Government may, at its election, reduce a prime contractor's price or fee in accordance with the procedures in paragraph (b) of this clause for violations of the Act by its subcontractors by an amount not to exceed the amount of profit or fee reflected in the subcontract at the time the subcontract was first definitively priced.

   (d) In addition to the remedies in paragraphs (a) and (c) of this clause, the Government may terminate this contract for default. The rights and remedies of the Government specified herein are not exclusive, and are in addition to any other rights and remedies provided by law or under this contract.


I.5 52.203-12 Limitation on Payments to Influence Certain Federal Transactions (JAN 1990)

      (a)  Definitions.

       "Agency," as used in this clause, means executive agency as defined in 2.101.

       "Covered Federal action," as used in this clause, means any of the following Federal actions:

        (a)  The awarding of any Federal contract.

        (b) The making of any Federal grant.

        (c) The making of any Federal loan.

        (d) The entering into of any cooperative agreement.

        (e) The extension, continuation, renewal, amendment, or modification of any Federal contract, grant, loan, or cooperative agreement.

       "Indian tribe" and "tribal organization" as used in this clause, have the meaning provided in Section 4 of the Indian Self-Determination and Education Assistance Act (25 U.S.C. 450B and include Alaskan Natives.

       "Influencing or attempting to influence," as used in this clause, means making, with the intent to influence, any communication to or appearance before an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with any covered Federal action.

       "Local government" as used in this clause, means a unit of government in a State and, if chartered, established, or otherwise recognized by a State for the performance of governmental duty, including a local public authority, a special district, an intrastate district, a council of governments, a sponsor group representative organization, and any other instrumentality of a local government.

       "Officer or employee of an agency," as used in this clause, includes the following individuals who are employed by an agency:

      (a) An individual who is appointed to a position in the Government under title 5, United States Code, including a position under a temporary appointment.

       (b) A member of the uniformed services, as defined in subsection 101(3), title 37, United States Code.

       (c) A special Government employee, as defined in section 202, title 18, United States Code.

       (d) An individual who is a member of a Federal advisory committee, as defined by the Federal Advisory Committee Act, title 5, United States Code, appendix 2.

       "Person" as used in this clause, means an individual, corporation, company, association, authority, firm, partnership, society, State, and local government, regardless of whether such entity is operated for profit, or not for profit. This term excludes an Indian tribe, tribal organization, or any other Indian organization with respect to expenditures specifically permitted by other Federal law.

       "Reasonable compensation" as used in this clause, means, with respect to a regularly employed officer or employee of any person, compensation that is consistent with the normal compensation for such officer or employee for work that is not furnished to, not funded by, or not furnished in cooperation with the Federal Government.

       "Reasonable payment" as used in this clause, means, with respect to professional and other technical services, a payment in an amount that is consistent with the amount normally paid for such services in the private sector.

       "Recipient" as used in this clause, includes the contractor and all subcontractors. This term excludes an Indian tribe, tribal organization, or any other Indian organization with respect to expenditures specifically permitted by other Federal law.

       "Regularly employed" as used in this clause, means, with respect to an officer or employee of a person requesting or receiving a Federal contract, an officer or employee who is employed by such person for at least 130 working days within 1 year immediately preceding the date of the submission that initiates agency consideration of such person for receipt of such contract. An officer or employee who is employed by such person for less than 130 working days within 1 year immediately preceding the date of the submission that initiates agency consideration of such person shall be considered to be regularly employed as soon as he or she is employed by such person for 130 working days.

       "State" as used in this clause, means a State of the United States, the District of Columbia, the Commonwealth of Puerto Rico, a territory or possession of the United States, an agency or instrumentality of a State, and a multi-State, regional, or interstate entity having governmental duties and powers.

       (b)  Prohibition

            (1) Section 1352 of title 31, United States Code, among other things, prohibits a recipient of a Federal contract, grant, loan, or cooperative agreement from using appropriated funds to pay any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with any of the following covered Federal actions: the awarding of any Federal contract; the making of any Federal grant; the making of any Federal loan; the entering into of any cooperative agreement; or the modification of any Federal contract, grant, loan, or cooperative agreement.

               (2) The Act also requires Contractors to furnish a disclosure if any funds other than Federal appropriated funds (including profit or fee received under a covered Federal transaction) have been paid, or will be paid, to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with a Federal contract, grant, loan, or cooperative agreement.

               (3) The prohibitions of the Act do not apply under the following conditions:

                     (i) Agency and legislative liaison by own employees.

                            (a) The prohibition on the use of appropriated
funds, in paragraph (b) (1) of this clause, does not apply in the case of a payment of reasonable compensation made to an officer or employee of a person requesting or receiving a covered Federal contract if the payment is for agency and legislative liaison activities not directly related to a covered Federal action.

                            (b) For purposes of subdivision (b) (3) (i) (A) of
this clause, providing any information specifically requested by an agency or Congress is permitted at any time.

                            (c) The following agency and legislative liaison
activities are permitted at any time where they are not related to a specific solicitation for any covered Federal action:

                                   (1) Discussing with an agency the qualities
and characteristics (including individual demonstrations) of the person's products or services, conditions or terms of sale, and service capabilities.

                                   (2) Technical discussions and other
activities regarding the application or adaptation of the person's products or services for an agency's use.

                            (d) The following agency and legislative liaison
activities are permitted where they are prior to formal solicitation of any covered Federal action--

                                   (1) Providing any information not
specifically requested but necessary for an agency to make an informed decision about initiation of a covered Federal action;

                                   (2) Technical discussions regarding the
preparation of an unsolicited proposal prior to its official submission; and,

                                   (3) Capability presentations by persons
seeking awards from an agency pursuant to the provisions of the Small Business Act, as amended by Public Law 95-507 and subsequent amendments.

                            (e) Only those services expressly authorized by
subdivision (b) (3) (i) (A) of this clause are permitted under this clause.

                     (ii) Professional and technical services.

                            (a) The prohibition on the use of appropriated
funds, in subparagraph (b) (1) of this clause, does not apply in the case of-

                                   (1) A payment of reasonable compensation made
       to an officer or employee of a person requesting or receiving a covered Federal action or an extension, continuation, renewal, amendment, or modification of a covered Federal action, if payment is for professional or technical services rendered directly in the preparation, submission, or negotiation of any bid, proposal, or application for that Federal action or for meeting requirements imposed by or pursuant to law as a condition for receiving that Federal action.

                                   (2) Any reasonable payment to a person, other
       than an officer or employee of a person requesting or receiving a covered Federal action or an extension, continuation, renewal, amendment, or modification of a covered Federal action if the payment is for professional or technical services rendered directly in the preparation, submission, or negotiation of any bid, proposal, or application for that Federal action or for meeting requirements imposed by or pursuant to law as a condition for receiving that Federal action. Persons other than officers or employees of a person requesting or receiving a covered Federal action include consultants and trade associations.

                            (b) For purposes of subdivision (b) (3) (ii) (A) of
this clause, "professional and technical services" shall be limited to advice and analysis directly applying any professional or technical discipline. For example, drafting of a legal document accompanying a bid or proposal by a lawyer is allowable. Similarly, technical advice provided by an engineer on the performance or operational capability of a piece of equipment rendered directly in the negotiation of a contract is allowable. However, communications with the intent to influence made by a professional (such as a licensed lawyer) or a technical person (such as a licensed accountant) are not allowable under this section unless they provide advice and analysis directly applying their professional or technical expertise and unless the advice or analysis is rendered directly and solely in the preparation, submission or negotiation of a covered Federal action. Thus, for example, communications with the intent to influence made by a lawyer that do not provide legal advice or analysis directly and solely related to the legal aspects of his or her client's proposal, but generally advocate one proposal over another are not allowable under this section because the lawyer is not providing professional legal services. Similarly, communications with the intent to influence made by an engineer providing an engineering analysis prior to the preparation or submission of a bid or proposal are not allowable under this section since the engineer is providing technical services but not directly in the preparation, submission or negotiation of a covered Federal action.

                            (c) Requirements imposed by or pursuant to law as a
condition for receiving a covered Federal award include those required by law or regulation and any other requirements in the actual award documents.

                            (d) Only those services expressly authorized by
subdivisions (b) (3) (ii) (A) (1) and (2) of this clause are permitted under this clause.

                            (e) The reporting requirements of FAR 3.803(a) shall
not apply with respect to payments of reasonable compensation made to regularly employed officers or employees of a person.

       (c) Disclosure

            (1) The Contractor who requests or receives from an agency a Federal contract shall file with that agency a disclosure form, OMB standard form LLL, Disclosure of Lobbying Activities, if such person has made or has agreed to make any payment using nonappropriated funds (to include profits from any covered Federal action), which would be prohibited under subparagraph (b)(1) of this clause, if paid for with appropriated funds.

            (2) The Contractor shall file a disclosure form at the end of each calendar quarter in which there occurs any event that materially affects the accuracy of the information contained in any disclosure form previously filed by such person under subparagraph (c)(1) of this clause. An event that materially affects the accuracy of the information reported includes--

                  (i) A cumulative increase of $25,000. or more in the amount paid or expected to be paid for influencing or attempting to influence a covered Federal action; or

                  (ii) A change in the person(s) or individual(s) influencing or attempting to influence a covered Federal action; or

                  (iii) A change in the officer(s), employee(s), or Member(s) contacted to influence or attempt to influence a covered Federal action.

            (3) The Contractor shall require the submittal of a certification, and if required, a disclosure form by any person who requests or receives any subcontract exceeding $100,000 under the Federal contract.

            (4) All subcontractor disclosure dorms (but not certifications) shall be forwarded from tier to tier until received by the prime Contractor. The prime Contractor shall submit all disclosures to the Contracting Officer at the end of the calendar quarter in which the disclosure form is submitted by the subcontractor. Each subcontractor certification shall be retained in the subcontract file of the awarding Contractor.

      (d) Agreement. The Contractor agrees not to make any payment prohibited by this clause.

      (e) Penalties.

            (1) Any person who makes an expenditure prohibited under paragraph
(a) of this clause or who fails to file or amend the disclosure form to be filed or amended by paragraph (b) of this clause shall be subject to civil penalties as provided for by 31 U.S.C. 1352. An imposition of a civil penalty does prevent the Government from seeking any other remedy that may be applicable.

             (2) Contractors may rely without liability on the representation made by their subcontractors in the certification and disclosure form.

        (f) Cost Allowability. Nothing in this clause makes allowable or reasonable any costs which would otherwise be unallowable or unreasonable. Conversely, costs made specifically unallowable by the requirements in this clause will not be made allowable under any other provision.

I.6 52.209-6 Protecting the Government's Interest When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment (NOV 1992)

   (a) The Government suspends or debars Contractors to protect the Government's interests. The Contractor shall not enter into any subcontract in excess of the small purchase limitation at FAR 13.00 with a Contractor that has been debarred, suspended, or proposed for debarment unless there is a compelling reason to do so.

   (b) The Contractor shall require each proposed first-tier subcontractor, whose subcontract will exceed the small purchase limitation at FAR 13.00, to disclose to the Contractor, in writing, whether as of the time of award of the subcontract, the subcontractor, or its principals, is or is not debarred, suspended, or proposed for debarment by the Federal Government.

   (c) A corporate officer or a designee of the Contractor shall notify the Contracting Officer, in writing, before entering into a subcontract with a party that is debarred, suspended, or proposed for debarment (see FAR 9.404 for information on the List of Parties Excluded from Procurement Programs). The notice must include the following:

        (1)  The name of the subcontractor;

        (2) The Contractor's knowledge of the reasons for the subcontractor being on the list of Parties Excluded from Procurement Programs;

        (3) The compelling reason(s) for doing business with the subcontractor not withstanding its inclusion on the list of Parties Excluded from Procurement Programs; and

        (4) The systems and procedures the Contractor has established to ensure that it is fully protecting the Government's interests when dealing with such subcontractor in view of the specific basis for the party's debarment, suspension, or proposed debarment.

I.7   52.216-18 Ordering (Apr 1984)

   (a) Any supplies and services to be furnished under this contract shall be ordered by issuance of delivery orders by the individuals or activities designated in the Schedule. Such orders may be issued from *** through *** [insert dates].

*** Base Year date of award through 12 months thereafter;

     If option year 1. is exercised, from the date of award through 24 months thereafter;
     If option year 2 is exercised, from the date of award through 36 months thereafter.

   (b) All delivery orders are subject to the terms and conditions of this contract. In the event of conflict between a delivery order and this contract, the contract shall control.

   (c) If mailed, the delivery order is considered 'issued' when the Government deposits the order in the mail. Orders may be issued orally or by written telecommunications only if authorized in the Schedule.

I.8   52.216-19 Delivery Order Limitations (Apr 1984)

   (a) Minimum order. When the Government requires supplies or services covered by this contract in an amount of less than $1000, the Government is not obligated to purchase, nor is the Contractor obligated to furnish, those supplies or services under the contract.

   (b) Maximum order. The Contractor is not obligated to honor -

   (1) Any order for a single item in excess of $500,000;

   (2) Any order for a combination of items in excess of $1,000,000; or

   (3) A series of orders from the same ordering office within 15 days that together call for quantities exceeding the limitation in subparagraph (1) or (2) above.

   (c) If this is a requirements contract (i.e., includes the Requirements clause at subsection 52.216-21 of the Federal Acquisition Regulation (FAR)), the Government is not required to order a part of any one requirement from the Contractor if that requirement exceeds the maximum-order limitations in paragraph (b) above.

  (d) Notwithstanding paragraphs (b) and (c) above, the Contractor shall honor any order exceeding the maximum order limitations in paragraph (b), unless that order (or orders) is returned to the ordering office within 5 days after issuance, with written notice stating the Contractor's intent not to ship the item (or items) called for and the reasons. Upon receiving this notice, the Government may acquire the supplies or services from another source.

I.9   52.216-22 INDEFINITE QUANTITY (APR 1984)

  (a) This is an indefinite-quantity contract for the supplies or services specified, and effective for the period stated, in the Schedule. The quantities of supplies and services specified in the Schedule are estimates only and are not purchased by this contract.

  (b) Delivery and performance shall be made only as authorized by orders issued in accordance with the Ordering clause. The Contractor shall furnish the Government, when and if ordered, the supplies and services specified in the schedule up to and including the quantity designated in the Schedule as the `maximum'. The government shall order at least the quantity of supplies or services designated in the Schedule as the `minimum'.

  (c) Except for any limitations on quantities in the Delivery-Order Limitations clause or in the Schedule, there is no limit on the number of orders issued. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations.

  (d) Any order issued during the effective period of this contract and not completed within that period shall be completed by the Contractor within the time specified in the order. The contract shall govern the Contractor's and the Government's rights and obligations with respect to that order to the same extent as if the order were completed during the contracts effective period; provide, the contractor shall not be required to make any deliveries under this contract after ***[insert date].

*** 12 months from the date of award;

      If option year 1 is exercised, 24 months from the date of award;
      If option year 2 is exercised, 36 months from the date of award.

I.10  52.223-6 DRUG-FREE WORKPLACE (JUL 1990)

  (a)   Definitions.  As used in this clause,

   "Controlled substance" means a controlled substance in schedules I through V of section 202 of the Controlled Substances Act (21 U.S.C. 812) and as further defined in regulation at 21 CFR 1308.11 - 1308.15.

  "Conviction" means a finding of guilt (including a plea of nolo contendere) of imposition of sentence, or both, by any judicial body charged with the responsibility to determine violations of the Federal or State criminal drug statutes.

  "Criminal drug statute" means a Federal or non-Federal criminal statute involving the manufacture, distribution, dispensing, possession or use of any controlled substance.

  "Drug-free workplace" means the site(s) for the performance of work done by the Contractor in connection with a specific contract at which employees of the Contractor are prohibited from engaging in the unlawful manufacture, distribution, dispensing, possession, or use of a controlled substance.

  "Employee" means an employee of a Contractor directly engaged in the performance of work under a Government contract. "Directly engaged" is defined to include all direct cost employees and any other Contractor employee who has other than a minimal impact or involvement in contract performance.

  "Individual" means an offeror/contractor that has no more than one employee including the offeror/contractor.

  (b) The Contractor, if other than an individual, shall within 30 calendar days after award (unless a longer period is agreed to in writing for contracts of 30 calendar days or more performance duration); or as soon as possible for contracts of less than 30 calendar days performance duration -

       (1) Publish a statement notifying its employees that the unlawful manufacture, distribution, dispensing, possession, or use of a controlled substance is prohibited in the Contractor's workplace and specifying the actions that will be taken against employees for violations of such prohibition;

       (2) Establish an ongoing drug-free awareness program to inform such employees about -

             (i)   The dangers of drug abuse in the workplace;

             (ii)  The contractor's policy of maintaining a drug-free workplace;

             (iii) Any available drug counseling, rehabilitation,
                   and employee assistance programs; and

             (iv) The penalties that may be imposed upon employees for drug abuse violations occurring in the workplace;

         (3) Provide all employees engaged in performance of the contract with a copy of the statement required by subparagraph (b) (1) of this clause;

         (4) Notify such employees in the statement required by subparagraph (b)
(1) of this clause, that as a condition of continued employment on this contract, the employee will-

             (i)   Abide by the terms of the statement; and

             (ii) Notify the employer in writing of the employee's conviction under a criminal drug statute for a violation occurring in the workplace no later than five (5) calendar days after such conviction;

         (5) Notify the Contracting Officer in writing within ten (10) calendar days after receiving notice under subdivision (b) (4) (ii) of this clause, from an employee or otherwise receiving actual notice of such conviction. The notice shall include the position title of the employee;

         (6) Within 30 days after receiving notice under subdivision (b) (4)
(ii) of this clause of a conviction, take one of the following actions with respect to any employee who is convicted of a drug abuse violation occurring in the workplace:

             (i) Taking appropriate personnel action against such employee, up to and including termination; or

             (ii) Require such employee to satisfactorily participate in a drug abuse assistance or rehabilitation program approved for such purposes by a Federal, State, or local health, law enforcement, or other appropriate agency.

(7) Make a good faith effort to maintain a drug-free workplace through implementation of subparagraphs (b) (1) through (b) (6) of this clause.

   (c) The contractor, if an individual, agrees by award of the contract or acceptance of a purchase order, not to engage in the unlawful manufacture, distribution, dispensing, possession, or use of a controlled substance in the performance of this contract.

   (d) In addition to other remedies available to the Government, the Contractor's failure to comply with the requirements of paragraphs (b) or (c) of this clause may, pursuant to FAR 23.506, render the Contractor subject to suspension of contract payments, termination of the contract for default, and suspension or debarment.

I.11  52.237-1 SITE VISIT (APR 1984)

   Offerors or quoters are urged and expected to inspect the site where services are to be performed and to satisfy themselves regarding all general and local conditions that may affect the cost of contract performance, to the extent that the information is reasonably obtainable. In no event shall failure to inspect the site constitute grounds for a claim after contract award.


I.12  552.203-70 RESTRICTIONS ON ADVERTISING (DEC 1990)

   The contractor shall not refer to this contract in commercial advertising or similar promotions in such a manner as to state or imply that the product or service provided is endorsed or preferred by the White House, the Executive Office of the President, or any other element of the Federal Government or is considered by these entities to be superior to other products or services. Any advertisement by the contractor, including price-off coupons, which refers to a military resale activity shall contain the following statement: "This advertisement is neither paid for nor sponsored in whole or in part, by any element of the United States Government."

I.13  552.215-70 EXAMINATION OF RECORDS BY GSA (APR 1984)

   The contractor agrees that the Administrator of General Services or any of his duly authorized representatives shall, until the expiration of 3 years after final payment under this contract, or of the time periods for the particular records specified in Subpart 4.7 of the Federal Acquisition Regulation (48 CFR 4.7), whichever expires earlier, have access to and the right to examine any books, documents, papers, and records of the contractor involving transactions related to this contract or compliance with any clauses thereunder. The contractor further agrees to include in all his subcontracts hereunder a provision to the effect that the subcontractor agrees that the Administrator of General Services or any of his duly authorized representatives shall, until the expiration of 3 years after final payment under the subcontract, or of the time periods for the particular records specified in Subpart 4.7 of the Federal Acquisition Regulation (48 CFR 4.7), whichever expires earlier, have access to and the right to examine any books, documents, papers, and records of such subcontractor, involving transactions related to the subcontract or compliance with any clauses thereunder. The term "subcontract" as used in this clause excludes (a) purchase orders not exceeding $10,000 and (b) subcontracts or purchase orders for public utility services at rates established for uniform applicability to the general public.


I.14  552.228-75 WORKMEN'S COMPENSATION LAWS (APR 1984)

  The Act of June 25, 1936, 49 Stat. 1938 (40 U.S.C. 290) authorizes the constituted authority of the several States to apply their workmen's compensation laws to all lands and premises owned or held by the United States.

I.15  552.232-23 ASSIGNMENT OF CLAIMS (GSA ALTERNATE) (MAY 1989)

  Because this is a requirements or indefinite quantity contract under which more than one agency may place orders, paragraph (a) of the Assignment of Claims clause prescribed in FAR 52.232-23 is inapplicable and the following is substituted therefore:

  In order to prevent confusion and delay in making payment, no claim(s) for amounts due or to become due under this contract, shall be assigned by the Contractor; but it shall be permissible for the Contractor to assign separately to a bank, trust company, or other financial institution, including any Federal lending agency, under the provisions of the Assignment of Claims Act, as amended, 31 U.S.C. 3727, 41 U.S.C. 15 (hereinafter referred to as "the Act"), all amounts due or to become due under any delivery order amounting to $1,000 or more issued by any Government agency under this contract. Any such assignment shall be effective only if and when the assignee files written notice of the assignment together with a true copy of the instrument of assignment with the contracting officer issuing the delivery order and the finance office designated in the delivery order to make payment. Unless otherwise stated in the delivery order, payments to an assignee of any amounts due or to become due under any delivery order assigned may, to the extent specified in the Act, be subject to reduction or set-off.

I.16  552.232-70 PAYMENTS BY ELECTRONIC FUNDS TRANSFER (APR 1989)

  The submission of a designation of financial institution for receipt of electronic funds transfer payments in the "Electronic Funds Transfer Payment Methods" clause (FAR 52.232-28) shall be as follows: The Contractor shall submit its designation of a financial institution for receipt of electronic funds transfer payments with each invoice requesting payment of $25,000 or more (exclusive of any discount for prompt payment). The information for electronic funds transfer is not required by the Department of Defense, the United States Postal Service, or the Tennessee Valley Authority. Information required for electronic funds transfer payments shall be furnished to the Veterans Administration in accordance with instructions provided by that agency. Other agencies and departments thereof may waive the requirement for designation of a financial institution for receipt of electronic funds transfer payments and for submission of information required to make such payments by including a notice on delivery orders or otherwise notifying the Contractor.


I.17  552.232-72 INVOICE REQUIREMENTS (APR 1989)

  (a) Invoices shall be submitted in an original only, unless otherwise specified, to the designated billing office specified in this contract or purchase/delivery order.

  (b) Invoices must include the Accounting Control Transaction (ACT) number provided below or on the purchase/delivery order.

  (c) In addition to the requirements for a proper invoice specified in the Prompt Payment Clause of this contract or purchase/delivery order, the following information or documentation must be submitted with each invoice:

        1)  Name of the business concern and invoice date;

        2)  Contract number;

        3)  Delivery/purchase order number;

        4) Contract Line Item Number (CLIN), description, quantity, unit, unit price, and total dollar amounts of equipment or services delivered or rendered;

        5)  Shipping and payment terms;

        6) Name, (where applicable), title, phone number, and complete mailing address of responsible official to whom payment is to be sent. The "remit to" address must correspond to the remittance address in the contract; and

        7) Information necessary to enable the Government to make payment by wire transfer shall be furnished in accordance with Payments By Electronic Funds Transfer clause of this contract.

I.18  552.232-77 AVAILABILITY OF FUNDS (JUL 1984)

  The authorization of performance of work under this contract during the initial contract period and any option period(s) is contingent upon the appropriation of funds to procure this service. If the contract is awarded, extended or option(s) exercised, the Government's obligation beyond the end of the fiscal year (September 30), in which the award or extension is made or option(s) exercised, is contingent upon the availability of funds from which payment for the contract services can be made. No legal liability on the part of the Government for payment of any money beyond the end of each fiscal year (September 30) shall arise unless or until funds are made available to the Contracting Officer for this procurement and written notice of such availability is given to the contractor.

I.19  552.236-75 USE OF PREMISES (APR 1984)

  (a) If the premises are occupied, the contractor, his subcontractor, and their employees shall comply with the regulations governing access to, operation of, and conduct while in or on the premises and shall perform the work required under this contract in such a manner as not to unreasonably interrupt or interfere with the conduct of Government business.

  (b) Any requests received by the contractor from occupants of existing buildings to change the sequence of work shall be referred to the Contracting Officer for determination.

  (c) If the premises are occupied, the contractor, his subcontractor and their employees shall not have access to or be admitted into any building outside the scope of this contract except with official permission.

I.20 552.252-6 AUTHORIZED DEVIATIONS OR VARIATIONS IN CLAUSES (DEVIATION FAR 52.252-6) (JUL 1985)

  (a) The use in this solicitation or contact of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation or variation is indicated by the addition of "(DEVIATION)" or "(VARIATION)" after the date of the clause, if the clause is not published in the General Services Administration Acquisition Regulation (48 CFR Chapter 5). The use in this solicitation of any Federal Acquisition Regulation (FAR) clause with an authorized deviation or variation that is published in the General Services Administration Acquisition Regulation is indicated by the addition of "(DEVIATION (FAR clause no.))" or "(VARIATION (FAR clause no.)" after the date of the clause.

   (b) The use in this solicitation of any General Services Administration Acquisition Regulation clause with an authorized deviation or variation is indicated by the addition of "(DEVIATION)" or "(VARIATION)" after the date of the clause.

   (c) Changes in wording of clauses that are prescribed for use on a "substantially the same as" basis are not considered deviations. Therefore, when such clauses are not worded exactly the same as the FAR or GSAR clause, they are identified by the word "(VARIATION)".

I.21  201-39.5202-3 PROCUREMENT AUTHORITY (OCT 1990 FIRMR)

   This acquisition is being conducted under DOE's exclusive procurement authority for FIP resources.

   The specific GSA DPA case number is not applicable.

I.22  201-39.5202-5 PRIVACY OR SECURITY SAFEGUARDS (FIRMR) (OCT 1990)

   (a) The details of any safeguards the contractor may design or develop under this contract are the property of the Government and shall not be published or disclosed in any manner without the Contracting Officer's express written consent.

   (b) The details of any safeguards that may be revealed to the contractor by the Government in the course of performance under this contract shall not be published or disclosed in any manner without the Contracting Officer's express written consent.

   (c) The Government shall be afforded full, free, and uninhibited access to all facilities, installations, technical capabilities, operations, documentation, records, and data bases for the purpose of carrying out a program of inspection to ensure continued efficiency of safeguards against threats and hazards to data security, integrity, and confidentiality.

   (d) If new or unanticipated threats or hazards are discovered by either the Government or the contractor, or if existing safeguards have ceased to function, the discoverer shall immediately bring the situation to the attention of the other party. Mutual agree shall then be reached on changes or corrections to existing safeguards or institution of new safeguards, with final determination of appropriateness being made by the Government. The Government's liability is limited to an equitable adjustment of cost for such changes or corrections, and the Government shall not be liable for claims of loss of business, damage to reputation, or damages of any other kind arising from discovery of new or unanticipated threats or hazards, or any public or private disclosure thereof.

I.23  201-39.5202-6 WARRANTY EXCLUSION AND LIMITATION OF DAMAGES (FIRMR) (OCT
1990)

   Except as expressly set forth in writing in this agreement and except for the implied warranty of merchantability, there are no warranties expressed or implied.

In no event will the Contractor be liable to the Government for consequential damages as defined in the Uniform Commercial Code, section 2-715, in effect in the District of Columbia as of January 1,1973, i.e.,-

   Consequential damages resulting from the seller's breach include-

   (a) Any loss resulting from general or particular requirements and needs of which the seller at the time of contracting had reason to know and which could not reasonably be prevented by cover or otherwise; and

   (b) Injury to person or property proximately resulting from any breach of warranty.


I.24   OPTION TO EXTEND THE TERM OF THE CONTRACT

The Government may extend the term of this contract at the prices identified in Section B of any resultant contract.

The Contracting Officer shall give the Contractor a preliminary written notice of its intent to extend at least 60 days prior to the contract's expiration date. Such preliminary written notice does not commit the Government to extend the term. If the Government exercises this option to extend the term of the contract, such extension shall be provided by contract modification on or before the expiration date. If the government exercises this option for extension of the contract term, the extended contract shall be deemed to include this option provision. The total duration of this contract, including exercise of any option under this clause shall not extend beyond (3) years after the date of contract award.

                                                                                                                 |   1   |   3
------------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.        3. EFFECTIVE DATE       4. REQUISITION/PURCHASE REQ. NO.        5. PROJECT NO. (If applicable)
              PS01                       JAN 19 1996
------------------------------------------------------------------------------------------------------------------------------------
ISSUED BY               CODE      3KE             7. ADMINISTERED BY (If other than Item 6)               CODE
                              -----------------                                                                 --------------------
GSA TELECOMMUNICATIONS
ACQUISITIONS DIVISION (3KE)                                          1062-000                               JAN 19 1996
100 PENN SQUARE EAST, WANAMAKER BLDG., 7TH FL.
PHILADELPHIA, PA 19474
------------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, country, State and ZIP Code)             (X)  9A. AMENDMENT OF SOLICITATION NO.
                                                                                         ---

PRIME: U.S. SMALL BUSINESS ADMINISTRATION/BALTIMORE DISTRICT                                  --------------------------------------
            10 S. HOWARD STREET, CITY CRESCENT BLDG., 6TH FL.                                 9B. DATED (SEE ITEM 11)
            BALTIMORE, MD 21201
SUBCONTRACTOR: TELECOMMUNICATION SYSTEMS, INC.                                                --------------------------------------
               275 WEST STREET, SUITE 400                                                     10A. MODIFICATION OF CONTRACT/ORDER
               ANNAPOLIS, MD 21401                                                                  NO. GS03K-96-DSD1001
                                                                                          X             SBA#0373-95-1-00179
                                                                                              --------------------------------------
                                                                                              10B. DATED (SEE ITEM 13)
-----------------------------------------------------------------------------------------                    12-18-95
CODE                          FACILITY CODE
------------------------------------------------------------------------------------------------------------------------------------
                                         11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
------------------------------------------------------------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
[ ] is extended.   [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR
AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
------------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
                                   N/A
------------------------------------------------------------------------------------------------------------------------------------
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
------------------------------------------------------------------------------------------------------------------------------------
(X) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
---    ORDER NO. IN ITEM 10A.
------------------------------------------------------------------------------------------------------------------------------------
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103 (b).
------------------------------------------------------------------------------------------------------------------------------------
 X  C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
           MUTUAL AGREEMENT BETWEEN THE GOVERNMENT AND THE CONTRACTOR
------------------------------------------------------------------------------------------------------------------------------------
    D. OTHER (Specify type of modification and authority)

------------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT: Contractor [ ] is not,  [X] is required to sign this document and return  3  copies to the issuing office.
                                                                                       ---
------------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)




          SEE NEXT PAGE




Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
------------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                            16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

     SEE TRIPARTITE SIGNATURE PAGE                                            SEE TRIPARTITE SIGNATURE PAGE
------------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                           15C. DATE SIGNED       16B. UNITED STATES OF AMERICA             16C. DATE SIGNED

                                                                         BY
----------------------------------------                                     ---------------------------------
(Signature of person authorized to sign)                                     (Signature of Contracting Officer)
------------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8070                                        30-105                                     STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                              Prescribed by GSA

The above cited contract is hereby modified to reflect the following changes as listed below.

1. The GSA issued contract number is changed from GS03K-96-DSD1001 to GS03K-96-DSD1003.
2. On page E-1, Section E under E.1, clause 52.246-4 Inspection of Services-- Fixed-Price (FEB 1992) is deleted.
3. Clause 52.216-18 Ordering (OCT 1995) is added and incorporated by reference in Section I.
4. Clause 52.216-22 Indefinite Quantity (OCT 1995) is added and incorporated by reference in Section I.
5. GSAR Clause 552.203-70 Restriction On Advertising (DEC 1990) is added and incorporated by reference in Section I.
6. Clause 52.216-19 Order Limitations (OCT 1995) is added as outlined below:

       52.216-19 ORDER LIMITATIONS (OCT 1995)

(a) Minimum order. When the Government requires supplies or services covered by this contract in an amount of less than $10,000.00, the Government is not obligated to purchase, nor is the Contractor obligated to furnish, those supplies or services under the contract.
(b) Maximum order. The contractor is not obligated to honor--
       (1) Any order for a single item in excess of $2,500,000.00.
       (2) Any order for a combination of items in excess of $2,500,000.00; or
       (3) A series of orders from the same ordering office within (negotiable) days that together call for quantities exceeding the limitation in subparagraph
(1) or (2) of this section.
(c) If this a requirements contract (i.e., includes the Requirements clause at subsection 52.216-21 of the Federal Acquisition Regulation (FAR), the Government is not required to order a part of any one requirement from the Contractor if that requirement exceeds the maximum-order limitations in paragraph (b) of this section.
(d) Notwithstanding paragraphs (b) and (c) of this section, the Contractor shall honor any order exceeding the maximum order limitations in paragraph (b), unless that order (or orders) is returned to the ordering office within 3 days after issuance, with written notice stating the Contractor's intent not to ship the item (or items) called for and the reasons. Upon receiving this notice, the Government may acquire the supplies or services from another source.

All other terms and conditions of this contract remain the same.

TRIPARTITE SIGNATURE PAGE



Prime Contract No. GS03K-96-DSD1003

SBA Contract No. 0373-95-1-00179



U.S. General Services Administration
Telecommunications Acquisition Services Division(3KE)


By: /s/ JOHN E. WISE                                     1-19-96
   -------------------------                            -----------
Name & Title: John E. Wise, Contracting Officer            Date


Small Business Administration
United States Of America


By: /s/ LYNDIA P. SMITH                                   2/7/96
   -------------------------                            -----------
Name & Title: Lyndia P. Smith                              Date
              CONTRACTING OFFICER



Subcontractor

TeleCommunication Systems, Inc.



By: /s/ MAURICE B. TOSE'                                 22 Jan 96
   -------------------------                            -----------
Name & Title: Maurice B. Tose' - President                 Date

                                                                                                                 |   1   |   3
------------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.        3. EFFECTIVE DATE     4. REQUISITION/PURCHASE REQ. NO.          5. PROJECT NO. (If applicable)
              PA02                       APR 09 1996
------------------------------------------------------------------------------------------------------------------------------------
ISSUED BY               CODE      3KE                      7. ADMINISTERED BY (If other than Item 6)      CODE
                              -----------------                                                                 --------------------
GSA TELECOMMUNICATIONS
ACQUISITIONS DIVISION (3KE)                                          1062-000
100 PENN SQUARE EAST, WANAMAKER BLDG., 7TH FL.
PHILADELPHIA, PA 19474
------------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, country, State and ZIP Code)             (X)  8A. AMENDMENT OF SOLICITATION NO.
                                                                                         ---

PRIME: U.S. SMALL BUSINESS ADMINISTRATION/BALTIMORE DISTRICT                                  --------------------------------------
            10 S. HOWARD STREET, CITY CRESCENT BLDG., 6TH FL.                                 9B. DATED (SEE ITEM 11)
            BALTIMORE, MD 21201
SUBCONTRACTOR: TELECOMMUNICATION SYSTEMS, INC.                                                --------------------------------------
               275 WEST STREET, SUITE 400                      ACCTING                        10A. MODIFICATION OF CONTRACT/ORDER
               ANNAPOLIS, MD 21401                                                                  NO. GS03K-96-DSD1003
                                                                                           X            SBA#0373-95-1-00179
                                                                                              --------------------------------------
                                                                                              10B. DATED (SEE ITEM 13)
-----------------------------------------------------------------------------------------                    12-18-95
CODE                          FACILITY CODE
------------------------------------------------------------------------------------------------------------------------------------
                                         11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
------------------------------------------------------------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
[ ] is extended    [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR
AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
------------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
                                   N/A
------------------------------------------------------------------------------------------------------------------------------------
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                    IT MODIFIES THE CONTRACTOR/ORDER NO. AS DESCRIBED IN ITEM 14.
------------------------------------------------------------------------------------------------------------------------------------
(X) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
---    ORDER NO. IN ITEM 10A.
------------------------------------------------------------------------------------------------------------------------------------
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation dates, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103 (b).
------------------------------------------------------------------------------------------------------------------------------------
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

------------------------------------------------------------------------------------------------------------------------------------
    D. OTHER (Specify type of modification and authority)
       FAR 32.8  Assignment Of Claims and Assignment Of Claims Act of 1940 amended, 31 U.S.C. 3727.41 U.S.C. 15
------------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT: Contractor [X] is not,  [ ] is required to sign this document and return     copies to the issuing office.
                                                                                       ---
------------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The above cited contract number is hereby modified to reflect a new payment address for the contractor as per the Assignment of Claims request letter from Nations Bank, dated March 18, 1996 and signed by Maurice B. Tose, President of TCS, dated March 18,
1996 and acknowledged by John E. Wise, GSA Procuring Contracting Officer on April 5, 1996.

New Address by Mail:                                   New Address by ACH:
TeleCommunication Systems, Inc.                        Nations Bank, N.A.
Nations Bank, N.A.                                     Baltimore, Maryland
8300 Greensboro Drive, Suite 550                       052001633
McLean, Virginia, 22102                                2007916273/TeleCommunication Systems

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
------------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                            16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

                                                                              Robert L. Vitelli
------------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                           15C. DATE SIGNED       16B. UNITED STATES OF AMERICA             16C. DATE SIGNED

                                                                         BY    /s/ ROBERT L. VITELLI
----------------------------------------                                     ---------------------------------        APR 09 1996
(Signature of person authorized to sign)                                     (Signature of Contracting Officer)
------------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8070                                        30-105                                     STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                              Prescribed by GSA

------------------------------------------------------------------------------------------------------------------------------------
                                                                1. CONTRACT ID CODE                         PAGE OF PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                             1   |    1
------------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.    3. EFFECTIVE DATE   4. REQUISITION/PURCHASE REQ. NO.                 5. PROJECT NO. (If applicable)
                 PA03            See Block 14                   N/A
------------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY               CODE           3KE        7. ADMINISTERED BY (If other than Item 6)               CODE
                              -----------------                                                                 --------------------
GSA TELECOMMUNICATIONS
ACQUISITIONS DIVISION (3KE)
100 PENN SQUARE EAST, WANAMAKER BLDG., 8TH FL.
PHILADELPHIA, PA 19474
------------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, country, State and ZIP Code)                 (X)  9A. AMENDMENT OF SOLICITATION NO.
                                                                                         ---

PRIME: U.S. SMALL BUSINESS ADMINISTRATION/BALTIMORE DISTRICT                                 --------------------------------------
       10 S. HOWARD STREET, CITY CRESCENT BLDG., 6TH FL.                                      9B. DATED (SEE ITEM 11)
       BALTIMORE, MD 21201
                                                                                         -------------------------------------------
SUBCONTRACTOR: TELECOMMUNICATION SYSTEMS, INC.                                                10A. MODIFICATION OF CONTRACT/ORDER
               275 WEST STREET, SUITE 400                                                           NO. GS03K-96-DSD1003
               ANNAPOLIS, MD 21401                                                        X            SBA #0373-95-1-00179
                                                                                              --------------------------------------
                                                                                              10B. DATED (SEE ITEM 13)
-----------------------------------------------------------------------------------------
CODE                          FACILITY CODE                                                                  12/18/95
------------------------------------------------------------------------------------------------------------------------------------
                                            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
------------------------------------------------------------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
                                                                                             [ ] is extended.   [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR
AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
------------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required) N/A
------------------------------------------------------------------------------------------------------------------------------------
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE
CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
------------------------------------------------------------------------------------------------------------------------------------
( ) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES
       SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
------------------------------------------------------------------------------------------------------------------------------------
B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE
   CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH
   IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103( )(b).
------------------------------------------------------------------------------------------------------------------------------------
X  C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
      CONTRACT CLAUSE 1.24, PAGE I-26 OPTION TO EXTEND THE TERM OF THE CONTRACT
------------------------------------------------------------------------------------------------------------------------------------
D. OTHER (Specify type of modification and authority)

------------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT: Contractor [X] is not,  [ ] is required to sign this document and return     copies to the issuing office.
                                                                                       ---
------------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

THE ABOVE CITED CONTRACT IS HEREBY MODIFIED TO EXERCISE OPTION YEAR 1 IN ACCORDANCE WITH CONTRACT CLAUSE 1.24. THE PREVIOUSLY
NEGOTIATED LABOR HOUR PRICES LISTED IN SECTION B, PAGE B-3 OF THE CONTRACT, WILL BECOME EFFECTIVE AT THE CLOSE OF BUSINESS ON
12/18/96. THE CONTRACT TERM IS EXTENDED FOR ONE YEAR BEYOND THIS DATE.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.                           [RECEIVED NOV 20, 1996 BY _____________________]

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
------------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                            16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

                                                                         JOHN E. WISE   CONTRACTING OFFICER
------------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                           15C. DATE SIGNED       16B. UNITED STATES OF AMERICA             16C. DATE SIGNED

                                                                         BY  /s/ John E. Wise                          11-15-96
----------------------------------------                                     ---------------------------------
(Signature of person authorized to sign)                                     (Signature of Contracting Officer)
------------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8070                                        30-105                                     STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                              Prescribed by GSA

OPTION YEAR 1: FROM EXERCISE OF OPTION THRU 12 MONTHS THEREAFTER


                                                                                          ON
                                        ESTIMATED     LOADED          EXTENDED        GOV'T SITE
CLIN              DESCRIPTION             HOURS        RATE            AMOUNT            RATE
------------------------------------------------------------------------------------------------
0004AA    Program Manager                 1,920       $80.37         $154,310.40        $67.02
0004AB    Senior Engineer                 9,600       $59.63         $572,448.00        $49.73
0004AC    Engineer                       15,360       $41.24         $633,446.40        $34.39
0004AD    Principal Engineer              9,600       $76.09         $730,464.00        $63.45
0004AE    Principal Analyst               9,600       $67.08         $643,968.00        $55.94
0004AF    Sr. Systems Analyst             9,600       $50.70         $486,720.00        $42.28
0004AG    Systems Analyst                15,360       $38.59         $592,742.40        $32.18
0004AH    Sr. Programmer                  9,600       $49.22         $472,512.00        $41.05
0004AI    Programmer                     15,360       $32.88         $505,036.80        $27.42
0004AJ    Draftsman/Illustrator           3,840       $23.41          $89,894.40        $19.52
0004AK    Communications Technician      15,360       $44.59         $684,902.40        $37.18
0004AL    Administrative Assistant        5,760       $21.18         $121,996.80        $17.66
0004AM    Wireman                         7,680       $22.85         $175,488.00        $19.06
0004AN    Installer                       9,600       $21.18         $203,328.00        $17.66
------------------------------------------------------------------------------------------------
          Subtotal Estimated Labor:     138,240                    $6,067,257.60

0005      Material in Support of         1 LOT           NTE       $6,000,000.00
          Integration Service Efforts

0006      Travel                         1 LOT           NTE*        $275,000.00

--------------------------------------------------------------------------------
          TOTAL OPTION YEAR 1:                                    $12,342,257.60


* Includes G&A

          Material Base:                                           $5,555,555.56
          M&S:                                                       $444,444.44


          --------------------------------------------------------------------------------------
          Total Material:                                          $6,000,000.00


------------------------------------------------------------------------------------------------------------------------------------
                                                                1. CONTRACT ID CODE                         PAGE OF PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                             1   |    1
------------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.   3. EFFECTIVE DATE   4. REQUISITION/PURCHASE REQ. NO.                  5. PROJECT NO. (If applicable)
                 PA03              10-03-96                     N/A
------------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY               CODE           3KE        7. ADMINISTERED BY (If other than Item 6)               CODE     1062
                              -----------------                                                                 --------------------
GSA TELECOMMUNICATIONS ACQUISITIONS DIVISION (3KE)
100 PENN SQUARE EAST,  WANAMAKER BLDG., 8TH FL.
PHILADELPHIA, PA 19474
------------------------------------------------------------------------------------------------------------------------------------
NAME AND ADDRESS OF CONTRACTOR (No., street, country, State and ZIP Code)                (x)  9A. AMENDMENT OF SOLICITATION NO.
                                                                                         ---

PRIME:   U.S. SMALL BUSINESS ADMINISTRATION/BALTIMORE DISTRICT                             --------------------------------------
         10 S. HOWARD STREET, CITY CRESCENT BLDG., 6TH FL.                                    9B. DATED (SEE ITEM 11)
         BALTIMORE, MD 21201
SUBCONTRACTOR:  TELECOMMUNICATION SYSTEMS, INC.                                          -------------------------------------------
                275 WEST STREET, SUITE 400                                                    10A. MODIFICATION OF CONTRACT/ORDER
                ANNAPOLIS, MD 21401                                                                    NO. GS03K-96-DSD1003
                                                                                          X            SBA #0373-95-1-00179
                                                                                              --------------------------------------
                                                                                              10B. DATED (SEE ITEM 13)
-----------------------------------------------------------------------------------------
CODE                          FACILITY CODE                                                                  12/18/95
------------------------------------------------------------------------------------------------------------------------------------
                                            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
------------------------------------------------------------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
                                                                                             [ ] is extended.   [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR
AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
------------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required) N/A
------------------------------------------------------------------------------------------------------------------------------------
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE
CONTRACTOR/ORDER NO. AS DESCRIBED IN ITEM 14.
------------------------------------------------------------------------------------------------------------------------------------
(x) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES
       SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
------------------------------------------------------------------------------------------------------------------------------------
B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE
   CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH
   IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103 ( )(b).
------------------------------------------------------------------------------------------------------------------------------------
C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
------------------------------------------------------------------------------------------------------------------------------------
D. OTHER (Specify type of modification and authority)
   FAR 32.8  Assignment Of Claims and Assignment Of Claims Act of 1940 amended, 31 U.S.C. 3727.41 U.S.C. 15
------------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT: Contractor [X] is not,  [ ] is required to sign this document and return     copies to the issuing office.
                                                                                       ---
------------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The above cited contract number is hereby modified to reflect a new payment address for the contractor as per the Assignment of
Claims request letter from Princeton Capital Finance Company, dated September 6, 1996 and signed by Maurice B. Tose, President of
TCS, dated August 21, 1996.

     Payable by check:                            Payable by wire:
     TeleCommunication Systems, Inc.              ABA Routing #031200730
     P.O. Box 8500 (S-41855)                      Account # 10459882
     Philadelphia, PA 19178                       FBO: TeleCommunication Systems, Inc.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
------------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                            16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

                                                                              Robert L. Vitelli
------------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                           15C. DATE SIGNED       16B. UNITED STATES OF AMERICA             16C. DATE SIGNED

                                                                         BY  /s/ Robert L. Vitelli                      10-3-96
----------------------------------------                                     ---------------------------------
(Signature of Person authorized to sign)                                     (Signature of Contracting Officer
------------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8070                                        30-105                                     STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                              Prescribed by GSA

------------------------------------------------------------------------------------------------------------------------------------
                                                                1. CONTRACT ID CODE                         PAGE OF PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                             1   |    1
------------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO. 3. EFFECTIVE DATE   4. REQUISITION/PURCHASE REQ. NO.                  5. PROJECT NO. (If applicable)
                 PS04              2-13-97                     N/A
------------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY            CODE           3TS        7. ADMINISTERED BY (If other than Item 6)               CODE
                              -----------------                                                                 --------------------
GSA TELECOMMUNICATIONS
ACQUISITION SERVICES DIVISION (3TS)
100 PENN SQUARE EAST, 8TH FLOOR
PHILADELPHIA, PA 19107
------------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No. street, country, State and ZIP Code)              ( )  9A. AMENDMENT OF SOLICITATION NO.
                                                                                         ---

TELECOMMUNICATION SYSTEMS INC.                                                                --------------------------------------
275 WEST STREET, SUITE 400                                                                    9B. DATED (SEE ITEM 11)
ANNAPOLIS, MD 21401
ATTN: MR. JEFFREY MOGELINSKI                                                             -------------------------------------------
                                                                                              10A. MODIFICATION OF CONTRACT/ORDER
                                                                                                    NO. GS03K-96-DSD1003
                                                                                          X            SBA #0373-95-1-00179
                                                                                              --------------------------------------
                                                                                              10B. DATED (SEE ITEM 13)
-----------------------------------------------------------------------------------------
CODE                          FACILITY CODE                                                                  12/18/95
------------------------------------------------------------------------------------------------------------------------------------
                                            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
------------------------------------------------------------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
                                                                                             [ ] is extended.   [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR
AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
------------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required) N/A
------------------------------------------------------------------------------------------------------------------------------------
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE
CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
------------------------------------------------------------------------------------------------------------------------------------
( ) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES
       SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
------------------------------------------------------------------------------------------------------------------------------------
B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE
   CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH
   IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
------------------------------------------------------------------------------------------------------------------------------------
X  C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
      MUTUAL AGREEMENT BETWEEN THE CONTRACTOR AND THE U.S. GOVERNMENT.
------------------------------------------------------------------------------------------------------------------------------------
D. OTHER (Specify type of modification and authority)

------------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT: Contractor [ ] is not,  [X] is required to sign this document and return  3  copies to the issuing office.
                                                                                       ---
------------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)


               SEE PAGE 2

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
------------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                            16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

RICHARD A. YOUNG   SR. VICE PRESIDENT-OPERATIONS                         JOHN E. WISE   CONTRACTING OFFICER
------------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                           15C. DATE SIGNED       16B. UNITED STATES OF AMERICA             16C. DATE SIGNED

            /s/ Richard A. Young                       2/12/97           BY  /s/ John E. Wise                           2-13-97
----------------------------------------                                     ---------------------------------
(Signature of person authorized to sign)                                     (Signature of Contracting Officer
------------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8070                                        30-105                                     STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                                          Prescribed by GSA

The above cited contract is hereby modified to reflect the following changes as outlined below. Underlined words indicate changes.

Section B, Page B-1
B.1 Descriptions/Specifications

In the first sentence, after the last word, delete the period and add the words, or outside the United States (overseas).

B.3 Pricing of Task/Delivery Orders

At the end of the first sentence, after the words Section B, delete the period, replace it with a comma and add the words, including all orders to be performed outside the United States (overseas).

Section F, Page F-1
F.1 Clauses Incorporated By Reference (JUN 1988)

Clause 52.212-13 Stop-Work Order (AUG 1989) is now re-designated as Clause 52.242-15 Stop-Work Order (AUG 1989).

Section G, Page G-2
G.3 Contract Administration

The address for GSA will read as follows:

General Services Administration
Federal Telecommunications Service, Acquisition Services Division (3TS) The Wanamaker Building, 8th Floor
100 Penn Square East
Philadelphia, PA 19107

The address for the contractor will read as follows:

TeleCommunication Systems, Inc.
275 West Street, Suite 400
Annapolis, MD 21401

Section G, Page G-3

After the last paragraph under this part, the following new paragraphs are added:

G.7 Payment Of Invoices

Payments of invoices are based on hours worked by the contractor and the Government's determination that satisfactory services were provided. In addition, the contractor will be responsible for the certification that labor charges are accurate. The Government will pay only for hours authorized and worked.

Payments of invoices for ODCs (materials and supplies) will be based on acceptance by the Government of such materials and supplies. The Government will only pay for materials and supplies that meet the specified requirements and commercially acceptable standards of quality.

If the supplies or services are rejected for failure to conform to the technical requirements of the contract, or for damage in transit or otherwise, the provisions in paragraph a. above of this clause will apply to the new delivery of replacement supplies.

Payments to the contractor will not be made for temporary work stoppage due to circumstances beyond the control of the agency such as acts of God, inclement weather, power outages, etc., and results thereof and/or temporary closing of facilities at which contractor personnel are performing; this may, however, be justification for excusable delays.

Overtime is defined as any work performed in excess of forty (40) hours per week when a contractor employee works a non-alternate work schedule. If an alternate work schedule is required, and approved by the Government, overtime is defined as any work performed in excess of eighty (80) hours biweekly. Overtime hours are not allowed until authorized in the task order and approved in advance by the client representative and the GSA COTR through the ACO. Overtime will not be granted to compensate for shortcomings in contractor performance. The contractor will not be reimbursed by the Government for overtime work except when authorized by the ACO.

Invoices for final payment will be so identified and submitted within 120 days after task completion. No further charges shall be billed. A copy of GSA's written acceptance of task completion, when applicable, shall be attached. Work associated with foreign orders will entirely be paid for with U.S. Funds.

G.8 Travel And Per Diem

The contractor will be reimbursed by the Government for travel and per diem expenses incurred by the contractor's task order personnel when such travel is specifically authorized in the task order. Travel and per diem payments are intended as reimbursement to contractor employees and are not subject to profit, deduction, or set-aside by the contractor.

G.8.1 Local Travel

Reimbursement will not be allowed for travel within a fifty (50) mile radius of the employee's regular duty station unless the contractor employee is on temporary assignment. The contractor will not be reimbursed for travel of the contractor's employees to and from their residence to their assigned regular duty station as defined in a task order, nor for travel necessitated by a task order unless the travel consists of trips to areas outside a fifty (50) mile radius from their regular duty station.

G.8.2 Temporary Assignments

Any task order requiring on-site assignment of the contractor's personnel at locations away from the employee's regular duty station for less than three (3) months will be considered a temporary assignment. Travel and per diem expenses associated with Government-approved temporary assignments may be billed to the Government. On task orders of this nature, reimbursable travel and per diem expenses will not exceed the time or cost of travel as mutually agreed upon by the contractor Program Manager and the ACO.

G.8.3 Permanent Assignments

Any task or series of tasks requiring continuous, on-site assignment of contractor personnel for three (3) months or longer will be considered a permanent assignment. The contractor may, at its discretion, accept assignments of less than three (3) months under permanent assignment terms. No relocation, travel, per diem expenses or travel time will be allowed by the Government for placing contractor personnel at permanent assignments. The Government will not pay the cost for relocation of contractor personnel.

G.8.4 Foreign Assignments

Foreign assignments will be for temporary duty only. Post differential, travel, allowance and/or per diem for contractor employees assigned to duty outside the United States will be at the rate prescribed for GSA Government employees. The contractor will be responsible for obtaining passports, visas, and the like on its own.

Section H, Page H-2

H.6 Organizational Conflict of Interest/Limits on Future Contracting

The General Services Administration and any customer under this contract will not consider the contractor, its successor-in-interest, assignee, or affiliates as a prime source of supply for, or allow it to be a subcontractor or consultant to a supplier for any competitive procurements for which the contractor provides technical support services/analyses/system design and evaluation or other types of assistance.

To prevent unfair competitive advantage in a competitive procurement, the contractor agrees that, until award of a contract by GSA or customer agency for any competitive procurements for which the contractor performs a service under this contract, it shall agree to do the following:


- not disclose any information concerning the work under this contract, including technology developed or findings and conclusions rendered by the contractor in performing work under this contract, to any prospective offeror

- not render any services of any kind related to such competitive procurements thereof to any such prospective offeror(s).


If under this contract, the contractor prepares or assists in the development of a Statement Of Work or Operations Document to be used by the Government in a competitive procurement, the contractor, it successor-in-interest, assignee or affiliates will not be allowed to be the prime source of supply nor be a subcontractor or consultant for the competitive procurement.


The restrictions stated above will be in effect for a period of two years from the performance completion date of this contract or any task order issued thereunder. At any time, the Government may modify, or waive entirely, the restrictions outlined above if it deems necessary.



Section I, Page I-17

I.7 52.216-18 Ordering (APR 1984)

After the words, 36 months thereafter, add the following,

If option year 3 is exercised, from date of award through 48 months thereafter. If option year 4 is exercised, from date of award through 60 months thereafter.

Section I, Page I-18
I.9 52.216-22 Indefinite Quantity (APR 1984)

After the words, 36 months thereafter, add the following,

If option year 3 is exercised, from date of award through 48 months thereafter. If option year 4 is exercised, from date of award through 60 months thereafter.

Section I, Page I-26
I.24 Option to Extend the term of the Contract

In the last sentence of the second paragraph, (3) years is changed to five (5) years to reflect the total length of the contract consisting of one (1) base year and four (4) option years.

------------------------------------------------------------------------------------------------------------------------------------
                                                                1. CONTRACT ID CODE                         PAGE OF PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                             1   |    1
------------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.    3. EFFECTIVE DATE   4. REQUISITION/PURCHASE REQ. NO.                 5. PROJECT NO. (If applicable)
                   PA05              05-01-97
------------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY               CODE           3TS        7. ADMINISTERED BY (If other than Item 6)               CODE
                              -----------------                                                                 --------------------
GSA FEDERAL TELECOMMUNICATIONS SERVICE
ACQUISITION SERVICES DIVISION (3TS)
100 PENN SQUARE EAST, 8TH FLOOR
PHILADELPHIA, PA 19107
------------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, country, State and ZIP Code)             (X)  9A. AMENDMENT OF SOLICITATION NO.
                                                                                         ---
                                                                                         /s/ Illegible
PRIME: U.S. SMALL BUSINESS ADMINISTRATION, BALTIMORE DISTRICT                            --------------------------------------
       10 S. HOWARD STREET, CITY CRESCENT BLDG., 6TH FLOOR                               9B. DATED (SEE ITEM 11)
       BALTIMORE, MD 21201                                                               /s/ Illegible
SUBCONTRACTOR: TELECOMMUNICATION SYSTEMS, INC.                                           -------------------------------------------
               275 WEST STREET, SUITE 400                                                10A. MODIFICATION OF CONTRACT/ORDER
               ANNAPOLIS, MD 21401                                                                 NO. GS03K-96-DSD1003
                                                                                          X            SBA#0373-95-1-00179
                                                                                              --------------------------------------
                                                                                              10B. DATED (SEE ITEM 13)
-----------------------------------------------------------------------------------------
CODE                          FACILITY CODE                                                                  12/18/95
------------------------------------------------------------------------------------------------------------------------------------
                                            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
------------------------------------------------------------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
                                                                                             [ ] is extended.   [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR
AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
------------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required) N/A
------------------------------------------------------------------------------------------------------------------------------------
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE
    CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
------------------------------------------------------------------------------------------------------------------------------------
(X) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES
       SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
------------------------------------------------------------------------------------------------------------------------------------
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
       ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103
       (b).
------------------------------------------------------------------------------------------------------------------------------------
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
------------------------------------------------------------------------------------------------------------------------------------
X   D. OTHER (Specify type of modification and authority) FAR 32.8 ASSIGNMENT OF
       CLAIMS AND ASSIGNMENT OF CLAIMS ACT OF 1940/I.1.45 52.232-23 ASSIG. OF
       CL.
------------------------------------------------------------------------------------------------------------------------------------
    E. IMPORTANT: Contractor [X] is not,  [ ] is required to sign this document
       and return    copies to the issuing office.
                  ---
------------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

THE ABOVE CITED CONTRACT NUMBER IS HEREBY MODIFIED TO REFLECT A NEW PAYMENT ADDRESS FOR THE CONTRACTOR AS PER THE ASSIGNMENT OF
CLAIMS REQUEST LETTER AND DOCUMENTS FROM COMMERCE FUNDING CORPORATION, DATED APRIL 15, 1997 AND SIGNED BY RICHARD A. YOUNG, SR.
VICE PRESIDENT OF TCS, DATED APRIL 15, 1997.

PAYABLE BY CHECK TO:          PAYABLE BY WIRE TO:           PAYABLE BY ACH VENDOR PAYMENT SYSTEM:
SAND RIDGE BANK               SAND RIDGE BANK               SAND RIDGE BANK
2611 HIGHWAY AVENUE           ABA #071913731                2611 HIGHWAY AVENUE
HIGHLAND, IN 46322            ACCOUNT #22690000             HIGHLAND, IN 46322
                                                            ATTN: GERALD VAN PROOYEN ABA#071913731

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
------------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                            16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

                                                                         ROBERT L. VITELLI CONTRACTING OFFICER
------------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                           15C. DATE SIGNED       16B. UNITED STATES OF AMERICA             16C. DATE SIGNED

                                                                           BY  /s/ Robert L. Vitelli                     5-1-97
----------------------------------------                                     ---------------------------------
(Signature of Person authorized to sign)                                     (Signature of Contracting Officer
------------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8070                                        30-105                                     STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                                          Prescribed by GSA

------------------------------------------------------------------------------------------------------------------------------------
                                                                1. CONTRACT ID CODE                         PAGE OF PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                             1   |    4
------------------------------------------------------------------------------------------------------------------------------------
AMENDMENT/MODIFICATION NO.    3. EFFECTIVE DATE   4. REQUISITION/PURCHASE REQ. NO.                  5. PROJECT NO. (If applicable)
                 PS06              6-17-97
------------------------------------------------------------------------------------------------------------------------------------
ISSUED BY               CODE           3TS        7. ADMINISTERED BY (If other than Item 6)               CODE
                              -----------------                                                                 --------------------
GSA FEDERAL TELECOMMUNICATIONS SERVICE
ACQUISITION SERVICES DIVISION (3TS)
100 PENN SQUARE EAST, 8TH FLOOR
PHILADELPHIA, PA 19107
------------------------------------------------------------------------------------------------------------------------------------
NAME AND ADDRESS OF CONTRACTOR (No. street, country, State and ZIP Code)                 ( )  9A. AMENDMENT OF SOLICITATION NO.
                                                                                         ---

TELECOMMUNICATION SYSTEMS INC.                                                                --------------------------------------
275 WEST STREET, SUITE 400                                                                    9B. DATED (SEE ITEM 11)
ANNAPOLIS, MD. 21401
ATTN: MR. JEFF MOGELINSKI                                                                -------------------------------------------
                                                                                              10A. MODIFICATION OF CONTRACT/ORDER
                                                                                                    NO. GS03K-96-DSD1003
                                                                                          X            SBA #0373-95-1-00179
                                                                                              --------------------------------------
                                                                                              10B. DATED (SEE ITEM 13)
-----------------------------------------------------------------------------------------
CODE                          FACILITY CODE                                                                  12/18/95
------------------------------------------------------------------------------------------------------------------------------------
                                            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
------------------------------------------------------------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
                                                                                             [ ] is extended.   [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR
AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
------------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required) N/A
------------------------------------------------------------------------------------------------------------------------------------
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE
CONTRACTOR/ORDER NO. AS DESCRIBED IN ITEM 14.
------------------------------------------------------------------------------------------------------------------------------------
( ) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES
       SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
------------------------------------------------------------------------------------------------------------------------------------
B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE
   CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH
   IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103 (b).
------------------------------------------------------------------------------------------------------------------------------------
X  C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
      MUTUAL AGREEMENT BETWEEN THE CONTRACTOR AND THE U.S. GOVERNMENT.
------------------------------------------------------------------------------------------------------------------------------------
D. OTHER (Specify type of modification and authority)

------------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT: Contractor [ ] is not,  [X] is required to sign this document and return  3  copies to the issuing office.
                                                                                       ---
------------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)


               SEE PAGE 2          [RECEIVED JUN 19 1997 BY _____________________]

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
------------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                            16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

RICHARD A. YOUNG   SR. VICE PRESIDENT-OPERATIONS                         JOHN E. WISE   Director of Acquisition Services
------------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                           16C. DATE SIGNED       16B. UNITED STATES OF AMERICA             16C. DATE SIGNED

            /s/ Richard A. Young                       6/17/97           BY  /s/ John E. Wise                           6-17-97
----------------------------------------                                     ---------------------------------
(Signature of Person authorized to sign)                                     (Signature of Contracting Officer
------------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8070                                        30-105                                     STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                                          Prescribed by GSA

Page 2 of 4 Pages
Contract #GS03K-96-DSD1003
Modification #PS06


The above cited contract is hereby modified to add the following labor skill categories:

                                                       Off-Site
    CLIN        Description                            Loaded Rate
    ----        -----------                            -----------
    0001AO      Senior Technical Expert                $133.55
    0001AP      Project Technical Director             $108.64
    0001AQ      Technical Subject Matter Specialist    $ 72.34
    000lAR      Industrial Relocation Specialist       $ 74.38
    0001AS      Relocation Technician                  $ 32.70


The addition of the above skill level labor categories does not add to the total estimated labor hours or dollar value of this contract, all ceiling totals remaining as originally negotiated. Further, the addition of these labor categories does not expand the contract scope nor increase the technical requirements in any part of the contract. Rather, the labor category additions will enhance the fulfillment of the current technical requirements in the best interest of the U.S. Government and all client agencies who use this contract.

All other terms and conditions remain the same.

Page 3 of 4 Pages
Contract #GS03K-96-DSD1003
Modification #PS06


LABOR CATEGORY DESCRIPTIONS


Senior Technical Expert

A bachelor's degree in engineering, physics, mathematics, computer sciences or a similar applicable field of study with a minimum of twelve years of directly related experience. Recognized expert in subject area(s) as evidenced by the following: awards, publications, lectures or certifications. Applies sound principles, methods, and extensive experience to resolve complex problems of a specific nature. Technical support may include analysis of technical direction, evaluation of solutions, technical report preparation, pilot system development and demonstration, comprehensive functional economic analysis and recommendation, and other specific services as required by the task order.


Project-Technical Director

A bachelor's degree in engineering, business or finance, with a minimum of eight years experience in directing multiple technical projects of a complex nature. Must have experience in developing management or technical procedures and controls, planning and directing project execution and monitoring, and reporting progress. Must be familiar with a wide base of technological capabilities and issues critical to their application. Must provide direct professional oversight for task leaders or technical personnel. Must have the ability to formulate, plan, direct, and execute complex projects across a wide array of technical disciplines.


Technical Subject Matter Specialist

A bachelor's degree in mathematics, physics, engineering, computer science or other subject matter specific discipline with ten years experience and two years of specialized experience. Applies principles, methods, and knowledge of subject area to specific project task requirements. Augments project teams in support of the Project Director or Program Manager by providing technical knowledge, analysis, direction and training of highly specialized subject areas such as electronic document management systems, applications software development, communications networks, relocation engineering, financial modeling and audits, management engineering for staff and subcontractors.

Page 4 of 4 Pages
Contract #GS03K-96-DSD1003
Modification #PS06


Industrial Relocation Specialist

Must have a high school diploma, one year of trade school or specialized training, and four years experience within one of the following trades, or other trade related to industrial equipment relocation: electrical, electronics telecommunications, millwright, pipe fitting, carpentry / construction or rigging. Must have knowledge of the proper methods for the use of material handling equipment, both powered and manually operated, to safely move material and equipment in confined areas, without damage to walls, ceilings, door frames and floors. Must have knowledge of proper disconnect and reconnect procedures for his or her specific trade. All methods must conform with current national and local codes and regulations.


Relocation Technician

Must have a high school diploma or equivalent, and a minimum of three years experience (or be an apprentice operating under the direct supervision of a qualified crew member) in packing and relocating material, including relatively small but highly sensitive computer an electronic equipment. Must be experienced in the moving of support facilities, equipment, materials, and furnishings that do not require the use of skilled tradesmen for disconnection or reconnection. Must have experience as a packer to provide preservation, protection, and loading of the items being relocated. Must be familiar with safe handling practices and procedures for relocation of highly sensitive lab and office equipment.

------------------------------------------------------------------------------------------------------------------------------------
                                                                1. CONTRACT ID CODE                         PAGE OF PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                             1   |    1
------------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.    3. EFFECTIVE DATE   4. REQUISITION/PURCHASE REQ. NO.               5. PROJECT NO. (If applicable)
                    PA07             See Blk #14                  N/A
------------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY            CODE           3TS        7. ADMINISTERED BY (If other than Item 6)               CODE
                              -----------------                                                                 --------------------
GSA TECHNOLOGY SERVICE
ACQUISITION DIVISION (3TS)                                       1062-000
100 PENN SQUARE EAST, WANAMAKER BLDG., 8TH FL.
PHILADELPHIA, PA 19107
------------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No. street, country, State and ZIP Code)              (x)  9A. AMENDMENT OF SOLICITATION NO.
                                                                                         ---

PRIME: U.S. SMALL BUSINESS ADMINISTRATION/BALTIMORE DISTRICT                                --------------------------------------
       10 S. HOWARD STREET, CITY CRESCENT BLDG., 6TH FL.                                      9B. DATED (SEE ITEM 11)
       BALTIMORE, MD. 21201
SUBCONTRACTOR: TELECOMMUNICATION SYSTEMS, INC.                                           -------------------------------------------
               275 WEST STREET, SUITE 400                                                    10A. MODIFICATION OF CONTRACT/ORDER
               ANNAPOLIS, MD 21401                                                                     NO. GS03K-96-DSD1003
                                                                                          X            SBA #0373-95-1-00179
                                                                                              --------------------------------------
                                                                                              10B. DATED (SEE ITEM 13)
-----------------------------------------------------------------------------------------
CODE                          FACILITY CODE                                                                  12/18/95
------------------------------------------------------------------------------------------------------------------------------------
                                            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
------------------------------------------------------------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
                                                                                             [ ] is extended.   [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR
AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
------------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required) N/A
------------------------------------------------------------------------------------------------------------------------------------
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE
CONTRACTOR/ORDER NO. AS DESCRIBED IN ITEM 14.
------------------------------------------------------------------------------------------------------------------------------------
( ) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES
       SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
------------------------------------------------------------------------------------------------------------------------------------
B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE
   CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH
   IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
------------------------------------------------------------------------------------------------------------------------------------
X  C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
      CONTRACT CLAUSE I.24, PAGE I-26  OPTION TO EXTEND THE TERM OF THE CONTRACT
------------------------------------------------------------------------------------------------------------------------------------
D. OTHER (Specify type of modification and authority)

------------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT: Contractor [X] is not,  [ ] is required to sign this document and return     copies to the issuing office.
                                                                                       ---
------------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

THE ABOVE CITED CONTRACT IS HEREBY MODIFIED TO EXERCISE OPTION YEAR 2 IN ACCORDANCE WITH CONTRACT CLAUSE I.24, PAGE I-26, OPTION TO
EXTEND THE TERM OF THE CONTRACT. THE PREVIOUSLY NEGOTIATED LABOR HOUR PRICES LISTED UNDER OPTION YR. 2 IN SECTION B, PAGE B-4 OF
THE CONTRACT, WILL BECOME EFFECTIVE ON 12/18/97. THE CONTRACT TERM IS EXTENDED FOR ONE YEAR BEYOND THE EFFECTIVE DATE OF THE OPTION.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
------------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                            16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

                                                                         JOHN E. WISE  CONTRACTING OFFICER
------------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                           15C. DATE SIGNED       16B. UNITED STATES OF AMERICA             16C. DATE SIGNED

                                                                         BY  /s/ John E. Wise                           10-28-97
----------------------------------------                                     ---------------------------------
(Signature of Person authorized to sign)                                     (Signature of Contracting Officer)
------------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8070                                        30-105                                     STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                                          Prescribed by GSA

Option Year 2: From Exercise of Option thru 12 months thereafter

                                                                                    On
                                           Estimated    Loaded      Extended     Gov't Site
 CLIN           Description                  Hours       Rate         Amount        Rate
--------------------------------------------------------------------------------------------
0007AA  Program Manager                       1,920    $83.02      $159,398.40    $69.23
0007AB  Senior Engineer                      11,520    $61.60      $709,632.00    $51.37
0007AC  Engineer                             17,280    $42.60      $736,128.00    $35.53
0007AD  Principal Engineer                    9,600    $78.60      $754,560.00    $65.55
0007AE  Principal Analyst                     9,600    $69.29      $665,184.00    $57.79
0007AF  Sr. Systems Analyst                  11,520    $52.37      $603,302.40    $43.67
0007AG  Systems Analyst                      17,280    $39.86      $688,780.80    $33.24
0007AH  Sr. Programmer                       11,520    $50.85      $585,792.00    $42.41
0007AI  Programmer                           17,280    $33.97      $587,001.60    $28.33
0007AJ  Draftsman/Illustrator                 5,760    $24.18      $139,276.80    $20.17
0007AK  Communications Technician            17,280    $46.06      $795,916.80    $38.41
0007AL  Administrative Assistant              7,680    $21.88      $168,038.40    $18.24
0007AM  Wireman                               7,680    $23.60      $181,248.00    $19.69
0007AN  Installer                            11,520    $21.88      $252,057.60    $18.24
--------------------------------------------------------------------------------------------
        Subtotal Estimated Labor:           157,440              $7,026,316.80

0008    Material in Support of Integration  1 LOT      NTE       $7,000,000.00
        Service Efforts

0009    Travel                              1 LOT      NTE*        $300,000.00
--------------------------------------------------------------------------------------------
        Total Option Year 2:                                    $14,326,316.80

* Includes G&A

        Material Base:                                           $6,481,481.48
        M&S:                                                       $518,581.52
--------------------------------------------------------------------------------------------
        Total Material:                                          $7,000,000.00

Option Year 2


0007AO    Senior Technical Expert            $137.96
0007AP    Project Technical Director         $112.23
0007AQ    Subject Matter Specialist          $ 74.73
0007AR    Industrial Relocation Specialist   $ 76.83
0007AS    Relocation Specialist              $ 33.78



Option Year 3


0007AO    Senior Technical Expert            $142.51
0007AP    Project Technical Director         $115.93
0007AQ    Subject Matter Specialist          $ 77.19
0007AR    Industrial Relocation Specialist   $ 79.36
0007AS    Relocation Specialist              $ 34.89



Option Year 4


0007AO    Senior Technical Expert            $147.21
0007AP    Project Technical Director         $119.75
0007AQ    Subject Matter Specialist          $ 79.73
0007AR    Industrial Relocation Specialist   $ 81.97
0007AS    Relocation Specialist              $ 36.04

------------------------------------------------------------------------------------------------------------------------------------
                                                                1. CONTRACT ID CODE                         PAGE OF PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                             1   |    5
------------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.    3. EFFECTIVE DATE   4. REQUISITION/PURCHASE REQ. NO.                 5. PROJECT NO. (If applicable)
                 PS08              3-31-98                  N/A
------------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY            CODE           3TS        7. ADMINISTERED BY (If other than Item 6)               CODE
                              -----------------                                                                 --------------------
GSA FEDERAL TECHNOLOGY SERVICE
ACQUISITION SERVICES DIVISION (3TS)
100 PENN SQUARE EAST, WANAMAKER BLDG., 8TH FL.
PHILADELPHIA, PA 19107
------------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No. street, country, State and ZIP Code)              ( )  9A. AMENDMENT OF SOLICITATION NO.
                                                                                         ---

PRIME: U.S.SMALL BUSINESS ADMINISTRATION/BALTIMORE DISTRICT                                   --------------------------------------
       10 S. HOWARD STREET, CITY CRESCENT BLDG., 6TH FL.                                      9B. DATED (SEE ITEM 11)
       BALTIMORE, MD 21201
SUBCONTRACTOR: TELECOMMUNICATION SYSTEMS, INC.                                           -------------------------------------------
               275 WEST STREET, SUITE 400                                                     10A. MODIFICATION OF CONTRACT/ORDER
               ANNAPOLIS, MD 21401                                                                  NO. GS03K-96-DSD1003
                                                                                          X            SBA #0373-95-1-00179
                                                                                              --------------------------------------
                                                                                              10B. DATED (SEE ITEM 13)
-----------------------------------------------------------------------------------------
CODE                          FACILITY CODE                                                                  12/18/95
------------------------------------------------------------------------------------------------------------------------------------
                                            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
------------------------------------------------------------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
                                                                                             [ ] is extended.   [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR
AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
------------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required) N/A
------------------------------------------------------------------------------------------------------------------------------------
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE
CONTRACTOR/ORDER NO. AS DESCRIBED IN ITEM 14.
------------------------------------------------------------------------------------------------------------------------------------
( ) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES
       SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
------------------------------------------------------------------------------------------------------------------------------------
B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE
   CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH
   IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
------------------------------------------------------------------------------------------------------------------------------------
X  C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
      MUTUAL AGREEMENT BETWEEN THE CONTRACTOR AND THE U.S. GOVERNMENT.
------------------------------------------------------------------------------------------------------------------------------------
D. OTHER (Specify type of modification and authority)

------------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT: Contractor [ ] is not,  [X] is required to sign this document and return     copies to the issuing office.
                                                                                       ---
------------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
THE ABOVE CITED CONTRACT IS HEREBY MODIFIED TO INCLUDE THE FOLLOWING ADDITIONS:

 1. THREE NEW LABOR CATEGORIES: RELOCATION MANAGEMENT SPECIAL 1ST I & II AND SR. TECHNICAL WRITER
 2. FIXED-PRICE TASKING CATEGORY

NOTE: THIS MODIFICATION DOES NOT CHANGE THE TOTAL DOLLAR VALUE, LABOR HOUR AND ODC ESTIMATES OR TECHNICAL SCOPE OF THE CONTRACT, ALL
      OTHER TERMS AND CONDITIONS REMAIN THE SAME.

  SEE FOLLOWING PAGES.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
------------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                            16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

RICHARD A. YOUNG   SR. VICE PRESIDENT-OPERATIONS                         JOHN E. WISE   CONTRACTING OFFICER
------------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                           15C. DATE SIGNED       16B. UNITED STATES OF AMERICA             16C. DATE SIGNED

            /s/ Richard A. Young                       3/31/98           BY  /s/ John E. Wise                           3-31-98
----------------------------------------                                     ---------------------------------
(Signature of Person authorized to sign)                                     (Signature of Contracting Officer
------------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8070                                        30-105                                     STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                                          Prescribed by GSA

Page 2 of 5 pages
Contract #GS03K-96-DSD1003
Modification #PS08


Additional Labor Categories


CLIN                     DESCRIPTION
----                     -----------
0007AT                   Relocation Management Specialist I
0007AU                   Relocation Management Specialist II
0007AV                   Senior Technical Writer/Documentation Specialist


The addition of the above skill level labor categories does not add to the total estimated labor hours or dollar value of this contract; all ceiling totals remain as originally negotiated. Further, the addition of these labor categories does not expand the contract scope nor increase the technical requirements in any part of the contract. Rather, the labor category additions will enhance the fulfillment of the current technical requirements in the best interest of the U.S. Government and all client agencies who use this contract.


Labor Category Descriptions

Relocation Management Specialist I

Must have a high school diploma, at least one year of trade school, and a minimum of two years experience in performing relocation planning and management tasks. Must be able to accurately inventory office and laboratory effects, determine and record the utility and perform operational testing and special handling requirements for common-use laboratory equipment. Must have knowledge of and be able to extract necessary information from architectural, electrical and mechanical system schematic diagrams and laboratory equipment placement drawings. Must understand project schedules and assist in the efficient management of both industrial and commercial-type relocation operations in accordance with approved plans. Must have complete knowledge of tagout/lockout procedures for high-energy fluid and electrical systems and monitor the safe implementation of these procedures. Must have a strong working knowledge of personal office equipment (computers, printers, monitors, modems, facsimile machines, plotters, etc.) and be able to assess and record the overall condition and operability of this equipment. Will submit purchase orders for goods and services and verify the accuracy of the industrial and commercial bills-of-lading.

Page 3 of 5 pages
Contract #GS03K-96-DSD1003
Modification #PS08


Relocation Management Specialist II

A bachelor's degree in engineering, computer sciences, business, management or a similar applicable field of study with a minimum of five years of directly related experience and two years of specific relocation experience. Develops detailed, tailored relocation plans which: capture essential equipment related information; provide specific task and milestone schedules; incorporate AutoCAD drawings of origin and destination site facilities; include labor, material and support cost estimates; and document pre-move and post-move equipment testing requirements. Provides direct management and technical oversight for each phase of the planning and relocation effort. Prepares frequent and concise project progress and financial reports. Applies effective problem resolution techniques in analyzing and solving technical and logistics problems of a specific nature.


Senior Technical Writer/Documentation Specialist

A bachelor's degree from an accredited college or university in English, Communications, a Liberal Arts field with heavy emphasis on writing, or a computer science field. Must have five years of technical writing/documentation experience. Specialized experience includes three years of Software/Application development technical documentation experience such as test plans, design documents and user manuals. Prepares and edits IT/ADP documentation, interpreting and incorporating information provided by the user, specialist, analyst, programmer, engineer, system architect, and operations personnel. Must have a substantial knowledge of the capabilities of computer systems and the process of application development. Duties include writing, editing and graphic presentation of technical information for both technical and non-technical personnel. Interprets technical documentation standards and prepares documentation according to standards. Must be capable of working independently. Must be a highly skilled writer and editor of technical/engineering subject matter. Must have the ability to transform raw data and textual content, provided by senior technical staff members, into cohesive, accurate and professional documentation. This often requires substantial interpretation of the raw information based on the writer's understanding of the technical content. This category also provides incidental support for other approved requirements such as systems analysis tasks.

Page 4 of 5 pages
Contract #GS03K-96-DSD1003
Modification #PS08


LABOR CATEGORY PRICES

______________
Option Year 2
Contractor Site

CLIN      DESCRIPTION                                       PRICE
0007AT    Relocation Management Specialist I                $37.88
0007AU    Relocation Management Specialist II               $57.45
0007AV    Sr. Technical Writer/Documentation Specialist     $45.52


______________
Option Year 2
Government Site

CLIN      DESCRIPTION                                       PRICE
0007AT    Relocation Management Specialist I                $31.93
0007AU    Relocation Management Specialist II               $48.43
0007AV    Sr. Technical Writer/Documentation Specialist     $38.37


______________
Option Year 3
Contractor Site

CLIN      DESCRIPTION                                       PRICE
00010AT   Relocation Management Specialist I                $39.13
00010AU   Relocation Management Specialist II               $59.34
00010AV   Sr. Technical Writer/Documentation Specialist     $47.02


______________
Option Year 3
Government Site

CLIN      DESCRIPTION                                       PRICE
00010AT   Relocation Management Specialist I                $32.99
00010AU   Relocation Management Specialist II               $50.03
00010AV   Sr. Technical Writer/Documentation Specialist     $39.64

Page 5 of 5 pages
Contract #GS03K-96-DSD1003
Modification #PS08

LABOR CATEGORY PRICES

---------------
Option Year 4
Contractor Site
---------------

CLIN      DESCRIPTION                                                  PRICE
----      -----------                                                 -------

00013AT   Relocation Management Specialist I                          $40.43
00013AU   Relocation Management Specialist II                         $61.30
00013AV   Sr. Technical Writer/Documentation Specialist               $48.58


---------------
Option Year 4
Government Site
---------------

CLIN      DESCRIPTION                                                  PRICE
----      -----------                                                 -------

00013AT   Relocation Management Specialist I                          $34.08
00013AU   Relocation Management Specialist II                         $51.68
00013AV   Sr. Technical Writer/Documentation Specialist               $40.95


FIXED PRICE TASKING

Fixed price tasking is added to this contract as defined below:

Fixed Price Task    A task for which the work requirements are reasonably well defined resulting in one or more tangible deliverables or products.

The use and issuance of fixed price tasks will be determined by the ACO.

------------------------------------------------------------------------------------------------------------------------------------
                                                                1. CONTRACT ID CODE                         PAGE OF PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                             1   |   10
------------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.    3. EFFECTIVE DATE   4. REQUISITION/PURCHASE REQ. NO.                5. PROJECT NO. (If applicable)
                 PS09            SEE TRIPARTITE               N/A
------------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY            CODE           3TS        7. ADMINISTERED BY (If other than Item 6)               CODE
                              -----------------                                                                 --------------------
GSA FEDERAL TECHNOLOGY SERVICE                                                   1062.00
ACQUISITION SERVICES DIVISION
100 PENN SQUARE EAST, WANAMAKER BLDG., 8TH FL.
PHILADELPHIA, PA 19107
------------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No. street, country, State and ZIP Code)              (X)  9A. AMENDMENT OF SOLICITATION NO.
                                                                                         ---

PRIME: U.S. SMALL BUSINESS ADMINISTRATION/BALTIMORE DISTRICT                                  --------------------------------------
       10 S. HOWARD STREET, CITY CRESCENT                                                     9B. DATED (SEE ITEM 11)
       BALTIMORE, MD 21201
SUBCONTRACTOR: TELECOMMUNICATION SYSTEMS, INC.                                           -------------------------------------------
               275 WEST STREET, SUITE 400                                                     10A. MODIFICATION OF CONTRACT/ORDER
               ANNAPOLIS, MD 21401                                                                  NO. GS03K-96-DSD1003
                                                                                          X            SBA #0373-95-1-00179
                                                                                              --------------------------------------
                                                                                              10B. DATED (SEE ITEM 13)
-----------------------------------------------------------------------------------------
CODE                          FACILITY
CODE                                                                                                  12/21/95
------------------------------------------------------------------------------------------------------------------------------------
                                            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
------------------------------------------------------------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
                                                                                             [ ] is extended.   [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR
AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
------------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required) N/A
------------------------------------------------------------------------------------------------------------------------------------
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE
CONTRACTOR/ORDER NO. AS DESCRIBED IN ITEM 14.
------------------------------------------------------------------------------------------------------------------------------------
(X) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES
       SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
------------------------------------------------------------------------------------------------------------------------------------
B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE
   CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH
   IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
------------------------------------------------------------------------------------------------------------------------------------
X  C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
      MUTUAL AGREEMENT BETWEEN THE CONTRACTOR AND THE U.S. GOVERNMENT.
------------------------------------------------------------------------------------------------------------------------------------
D. OTHER (Specify type of modification and authority)

------------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT: Contractor [ ] is not,  [X] is required to sign this document and return     copies to the issuing office.
                                                                                       ---
------------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

THE PURPOSE OF THIS MODIFICATION IS TO EXTEND THE PERIOD OF PERFORMANCE OF THE CONTRACT BY ADDING THREE OPTION YEARS (OPTION
YEARS 5, 6 AND 7). SEE REVISED CONTRACT CLAUSES I-7, I-9, AND I-24 HEREIN. THIS MODIFICATION ALSO INCORPORATES MINOR CLARIFICATIONS
IN SECTION C AND CHANGES PORTIONS OF SECTIONS F, G, H AND I TO REFLECT UPDATED CLAUSES AND ADMINISTRATIVE DATA.

NOTE: THIS MODIFICATION DOES NOT CHANGE THE ORIGINAL CONTRACT'S TOTAL DOLLAR VALUE, LABOR ESTIMATES, ODC ESTIMATES OR
      TECHNICAL SCOPE.

ALL OTHER TERMS AND CONDITIONS REMAIN THE SAME.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
------------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                            16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

SEE TRIPARTITE AGREEMENT                                                 SEE TRIPARTITE AGREEMENT
------------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                           15C. DATE SIGNED       16B. UNITED STATES OF AMERICA             16C. DATE SIGNED
                                                       SEE                                                                 SEE
                                                    TRIPARTITE                                                          TRIPARTITE
----------------------------------------                                     ---------------------------------
(Signature of Person authorized to sign)                                     (Signature of Contracting Officer
------------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8070                                        30-105                                     STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                                          Prescribed by GSA

TRIPARTITE AGREEMENT
--------------------

Prime Contract      #GS03K-96-DSD1003

SBA Contract        #0373-95-1-00179

Modification        #PS09


Signature Page
--------------

U.S. General Services Administration
Federal Technology Service
Acquisition Services Division (3TS)


By: /s/ John E. Wise                           6-5-98
   ------------------------------------        -----------
   John E. Wise                                Date


Title: Director of Acquisition Services
       --------------------------------

Small Business Administration
United States Of America


By: /s/ Lyndia P. Smith                        6-15-98
   ------------------------------------        -----------
   Lyndia P. Smith                             Date


Title: Contracting Officer
      ---------------------------------



Subcontractor

TeleCommunication Systems, Inc.


By: /s/ Maurice B. Tose'                       8 June 1998
   -------------------------------------       -----------
   Maurice B. Tose'                            Date


Title: President
      ----------------------------------

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS
----------------------------------------------------------------
----------------------------------------------------------------

Clause B-4 shall read as follows:

From the execution date of this modification (PS09), the G&A rate on all ODCs is authorized at 10.85% for all new tasks.

The contractor will provide consideration back to the Government as follows:

     - For the life of the contract beginning with the execution of this modification, TCS will provide a single person dedicated to administrative matters for this contract. This contractor employee will have working knowledge of the TSIC contract and will interface with Government personnel to answer questions with regard to task closeouts, financial data, remaining contract hours, post task administration, and the like.

     - For the life of the contract beginning with the execution of this modification, TCS will provide a qualified company representative to make marketing presentations and go on agency visits for specific task leads. These presentations and visits will be the Government's initiative and choice for time, place and client, and is limited to two times a month, every month.

     - The contractor will provide 300 color glossy marketing brochures associated with this contract to assist with the Government's marketing effort. These brochures will be delivered to the ACO within 60 days of the execution date of this modification.

All three of the above bullet items shall be done at no cost to the Government as consideration for the application of the 10.85% G&A rate explained above.

SECTION B - SCHEDULE OF SUPPLIES AND SERVICES
---------------------------------------------
OPTION YR. 5

CLIN      DESCRIPTION                        QUANTITY
----      -----------                        --------
0001      Integration Support Services         1 Lot           For the Lot
          from opt thru 12 months

                                              Opt. 4   Off-Site-Opt5   Opt. 4   On-Site-Opt5
                                              ------   -------------   ------   ------------
00016AA   Program Manager                     $88.59       $91.51      $73.88      $76.32
00016AB   Senior Engineer                     $65.74       $67.91      $54.82      $56.63
00016AC   Engineer                            $45.46       $46.96      $37.91      $39.16
00016AD   Principal Engineer                  $83.87       $86.64      $69.95      $72.26
00016AE   Principal Analyst                   $73.94       $76.38      $61.67      $63.71
00016AF   Sr. Systems Analyst                 $55.88       $57.72      $46.60      $48.14
00016AG   Systems Analyst                     $42.54       $43.94      $35.47      $36.64
00016AH   Sr. Programmer                      $54.26       $56.05      $45.25      $46.74
00016AI   Programmer                          $36.25       $37.45      $30.23      $31.23
00016AJ   Draftsperson/Illustrator            $25.80       $26.65      $21.52      $22.23
00016AK   Communications Technician           $49.15       $50.77      $40.99      $42.34
00016AL   Administrative Assistant            $23.35       $24.12      $19.47      $20.11
00016AM   Wireperson                          $25.19       $26.02      $21.01      $21.70
00016AN   Installer                           $23.35       $24.12      $19.47      $20.11
00016AO   Sr. Technical Expert               $147.21      $152.07         .           .
00016AP   Project Technical Director         $119.75      $123.70         .           .
00016AQ   Tech. Subj. Matter Specialist       $79.73       $82.36         .           .
00016AR   Industrial Relocation Specialist    $81.97       $84.68         .           .
00016AS   Relocation Technician               $36.04       $37.23         .           .
00016AT   Relocation Mgt. Specialist I        $40.43       $41.76      $34.08      $35.20
00016AU   Relocation Mgt. Specialist II       $61.30       $63.32      $51.68      $53.39
00016AV   Sr. Technical Writer                $48.58       $50.18      $40.95      $42.30

00017     Material in Support of Services      1 Lot

00018     Travel                               1 Lot

G&A Rate on all ODCs is authorized at 10.85%.

SECTION B -- SCHEDULE OF SUPPLIES AND SERVICES
OPTION YR. 6

CLIN    DESCRIPTION                   QUANTITY
----    -----------                   --------
0001    Integration Support Services   1 Lot         For the Lot
        from opt thru 12 months

                                              Opt. 5   Off-Site Opt6    Opt. 5    On-Site-Opt6
                                              ------   -------------    ------    ------------
00019AA  Program Manager                      $91.51      $94.53        $76.32      $78.84
00019AB  Senior Engineer                      $67.91      $70.15        $56.63      $58.50
00019AC  Engineer                             $46.96      $48.51        $39.16      $40.45
00019AD  Principal Engineer                   $86.64      $89.50        $72.26      $74.64
00019AE  Principal Analyst                    $76.38      $78.90        $63.71      $65.81
00019AF  Sr. Systems Analyst                  $57.72      $59.62        $48.14      $49.73
00019AG  Systems Analyst                      $43.94      $45.39        $36.64      $37.85
00019AH  Sr. Programmer                       $56.05      $57.90        $46.74      $48.28
00019AI  Programmer                           $37.45      $38.69        $31.23      $32.26
00019AJ  Draftsperson/Illustrator             $26.65      $27.53        $22.23      $22.96
00019AK  Communications Technician            $50.77      $52.45        $42.34      $43.74
00019AL  Administrative Assistant             $24.12      $24.92        $20.11      $20.77
00019AM  Wireperson                           $26.02      $26.88        $21.70      $22.42
00019AN  Installer                            $24.12      $24.92        $20.11      $20.77
00019AO  Sr. Technical Expert                $152.07     $157.09           -           -
00019AP  Project Technical Director          $123.70     $127.78           -           -
00019AQ  Tech. Subj. Matter Specialist        $82.36      $85.08           -           -
00019AR  Industrial Relocation Specialist     $84.68      $87.47           -           -
00019AS  Relocation Technician                $37.23      $38.46           -           -
00019AT  Relocation Mgt. Specialist I         $41.76      $43.14        $35.20      $36.36
00019AU  Relocation Mgt. Specialist II        $63.32      $65.41        $53.39      $55.15
00019AV  Sr. Technical Writer                 $50.18      $51.84        $42.30      $43.70

00020    Material in Support of Services      1 Lot

00021    Travel                               1 Lot

G&A Rate on all ODCs is authorized at 10.85%.

SECTION B - SCHEDULE OF SUPPLIES AND SERVICES
---------------------------------------------
OPTION YR. 7



CLIN      DESCRIPTION                   QUANTITY
----      -----------                   --------
0001      Integration Support Services   1 Lot             For the Lot
          from opt thru 12 months


                                            Opt. 6        Off-Site-Opt 7      Opt. 6         On-Site-Opt 7
                                            ------        --------------      ------         -------------
00022AA   Program Manager                   $94.53        $97.65              $78.84          $81.44
00022AB   Senior Engineer                   $70.15        $72.46              $58.50          $60.43
00022AC   Engineer                          $48.51        $50.11              $40.45          $41.78
00022AD   Principal Engineer                $89.50        $92.45              $74.64          $77.10
00022AE   Principal Analyst                 $78.90        $81.50              $65.81          $67.98
00022AF   Sr. Systems Analyst               $59.62        $61.59              $49.73          $51.37
00022AG   Systems Analyst                   $45.39        $46.89              $37.85          $39.10
00022AH   Sr. Programmer                    $57.90        $59.81              $48.28          $49.87
00022AI   Programmer                        $38.69        $39.97              $32.26          $33.32
00022AJ   Draftsperson/Illustrator          $27.53        $28.44              $22.96          $23.72
00022AK   Communications Technician         $52.45        $54.18              $43.74          $45.18
00022AL   Administrative Assistant          $24.92        $25.74              $20.77          $21.46
00022AM   Wireperson                        $26.88        $27.77              $22.42          $23.16
00022AN   Installer                         $24.92        $25.74              $20.77          $21.46
00022AO   Sr. Technical Expert             $157.09       $162.27                 -               -
00022AP   Project Technical Director       $127.78       $132.00                 -               -
00022AQ   Tech. Subj. Matter Specialist     $85.08        $87.89                 -               -
00022AR   Industrial Relocation Specialist  $87.47        $90.36                 -               -
00022AS   Relocation Technician             $38.46        $39.73                 -               -
00022AT   Relocation Mgt. Specialist I      $43.14        $44.56              $36.36          $37.56
00022AU   Relocation Mgt. Specialist II     $65.41        $67.57              $55.15          $56.97
00022AV   Sr. Technical Writer              $51.84        $53.55              $43.70          $45.14

00023     Material in Support of Services   1 Lot

00024     Travel                            1 Lot

G&A Rate on all ODCs is authorized at 10.85%.

SECTION C - DESCRIPTIONS/SPECIFICATIONS
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

1.0  Under 1.0, letter i is added to read as: i. Audio/visual systems.

3.0 Under 3.0, Imaging Systems Engineering and Integration, the sentence immediately following shall read as: The contractor shall provide imaging systems, engineering, integration and support services including document, audio/visual, and related systems.

SECTION F - DELIVERIES OR PERFORMANCE
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

F.1  Under F.1, the clause 52.212-13 Stop-Work Order (Aug 1989) is changed to
52.242.15 Stop-Work Order (Aug 1989) to reflect the redesignation of the clause number in accordance with the current FAR.

F.3  Under F-3, the contract performance period is changed to read as follows:

The contract performance period shall be for one base year and seven, one-year options.

SECTION G - CONTRACT ADMINISTRATION DATA
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

G.3  Under G.3, the contracting reps and ordering address is changed as follows:

     Ordering: U.S. General Services Administration
               Federal Technology Service
               Acquisition Services Division (3TS)
               100 Penn Square East, 8th Floor
               Philadelphia, PA 19107

     Technical Representatives:

               Richard Koch             215-656-6348
               Regina M. Einhaus        215-656-6349

               U.S. General Services Administration
               Telecommunications Services Division (3TT)
               100 Penn Square East, 8th Floor
               Philadelphia, PA 19107

G.6   Under G.6, the contractor's remittance address is changed as follows:

    Payment by check:                        Payment by wire:
                Sand Ridge Bank              Sand Ridge Bank
                P.O. Box 724                 BA #071913731
                Schererville, IN 46375       Account #22690000

    Payment by ACH Vendor System:
                                  Sand Ridge Bank
                                  ABA #071913731

SECTION H -- SPECIAL CONTRACT REQUIREMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Subsection H.6 is added to this part as outlined below.

H.6 Year 2000 Warranty

Some task orders placed under this contract may require Year 2000 compliance. If required, a list of systems and products to which Year 2000 applies will be part of the statement of work for a particular task.

Year 2000 Warranty -- Commercial Supply Items

The contractor warrants that each hardware, software, and firmware product delivered under this contract and listed below shall be able to accurately process date data (including but not limited to, calculating, comparing, and sequencing) from, into and between the twentieth and twenty-first centuries, including leap year calculations, when used in accordance with the product documentation provided by the contractor, provided that all listed or unlisted products (e.g. hardware, software, firmware) used in combination with such listed product properly exchange date data with it. If the contract requires that specific listed products must perform as a system in accordance with the foregoing warranty, then the warranty shall apply to those listed products as a system. The duration of this warranty and the remedies available to the Government for breach of this warranty shall be defined in, and subject to, the terms and limitations of the contractor's standard commercial warranty or warranties contained in this contract, provided that notwithstanding any provision to the contrary in such commercial warranty or warranties, the remedies available to the Government under this warranty shall include repair and replacement of any listed product whose non-compliance is discovered and made known to the contractor in writing within ninety (90) days after acceptance.

Nothing in this warranty shall be construed to limit any rights or remedies that the Government may otherwise have under this contract with respect to defects other than Year 2000 performance.

Year 2000 Warranty--- Non-Commercial Supply Items

The contractor warrants that each hardware, software, and firmware product delivered under this contract and listed below shall be able to accurately process date data (including but not limited to, calculating, comparing, and sequencing) from, into and between the twentieth and twenty-first centuries, including leap year calculations, when used in accordance with the product documentation provided by the contractor, provided that all listed or unlisted products (e.g. hardware, software, firmware) used in combination with such listed product properly exchange date data with it. If the contract requires that specific listed products must perform as a system in accordance with the foregoing warranty, then the warranty shall apply to those listed products as a system. The duration of this warranty and the remedies available to the Government for breach of this warranty shall be defined in, and subject to, the terms and limitations of the contractor's standard commercial warranty or warranties contained in this contract, provided that notwithstanding any provision to the contrary in such commercial warranty or warranties, the remedies available to the Government under this warranty shall include repair and replacement of any listed product whose non-compliance is discovered and made known to the contractor in writing within ninety (90) days after acceptance. Nothing in this warranty shall be construed to limit any rights or remedies that the Government may otherwise have under this contract with respect to defects other than Year 2000 performance.

SECTION I - CONTRACT CLAUSES
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

I.1  Under I.1, the following clauses are added as numbered and detailed below.

I.7 Under I.7, the clause 52.216-18 Ordering (Apr 1984) is changed to include additional language with regard to the issuance of orders and is updated to include the current version (Oct 1995) of the clause. After "60 months thereafter," the following language is added:

     If option year 5 is exercised, 72 months from the date of award; If option year 6 is exercised, 84 months from the date of award; If option year 7 is exercised, 96 months from the date of award.

I.9 Under I.9, the clause 52.216.22 Indefinite Quantity (Apr 1984) is changed to 52.216.22 Indefinite Quantity (Oct 1995) to reflect the updated version of the clause and to include language for three additional option years. After "60 months from the date of award," the following language is added:

     If option year 5 is exercised, 72 months from the date of award; If option year 6 is exercised, 84 months from the date of award; If option year 7 is exercised, 96 months from the date of award.

I.24 Under I.24, Option to extend the term of the Contract, the last sentence is changed to read as follows:

     The total duration of this contract including exercise of any option under this clause, shall not extend beyond eight (8) years after the date of contract award.

The following clauses under section I are updated as shown below and incorporated by reference.

52.203-7      Anti-Kickback Procedures (Jul 1995)

52.203-10      Price of Fee Adjustment for Illegal or Improper Activity (Jan
               1997)

52.209-6 Protecting the Government's Interest when Subcontracting with Contractors Debarred, Suspended, or Proposed for Debarment (Jul
               1995)

52.215-2       Audit and Records--Negotiation (Aug 1996)

52.216-19   Order Limitations (Oct 1995)

52.219-8    Utilization of Small, Small Disadvantaged and Women-Owned Small
            Business Concerns (Oct 1995)

52.223-6    Drug-Free Workplace (Jan 1997)

52.227-1    Authorization and Consent (Jul 1995)

52.227-2    Notice and Assistance Regarding Patent and Copyright Infringement
            (Aug 1996)

52.232-17   Interest (Jun 1996)

52.233-3    Protest After Award (Aug 1996)

52.239-1    Privacy or Security Safeguards (Aug 1996)

52.242-13   Bankruptcy (Jul 1995)

52.224-5    Competition in Subcontracting (Dec 1996)

52.249-2    Termination for Convenience of the Government (Fixed-Price) (Sep
            1996)

------------------------------------------------------------------------------------------------------------------------------------
                                                                1. CONTRACT ID CODE                         PAGE OF PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                             1   |    2
------------------------------------------------------------------------------------------------------------------------------------
AMENDMENT/MODIFICATION NO.    3. EFFECTIVE DATE   4. REQUISITION/PURCHASE REQ. NO.                  5. PROJECT NO. (If applicable)
                 PA10            SEE BLK 14          N/A
------------------------------------------------------------------------------------------------------------------------------------
ISSUED BY               CODE           3TS        7. ADMINISTERED BY (If other than Item 6)               CODE
                              -----------------                                                                 --------------------
GSA FEDERAL TECHNOLOGY SERVICE                       1062-000
ACQUISITION DIVISION (3TS)
100 PENN SQUARE EAST, WANAMAKER BUILDING,
8TH FL.
PHILADELPHIA, PA 19107
------------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, country, State and ZIP Code)             (X)  9A. AMENDMENT OF SOLICITATION NO.
                                                                                         ---
PRIME: US SMALL BUSINESS ADMINISTRATION/BALTIMORE DISTRICT
       10 HOWARD STREET, CITY CRESCENT BLDG., 6TH FL.                                         --------------------------------------
       BALTIMORE, MD 21201                                                                     9B. DATED (SEE ITEM 11)

SUBCONTRACTOR: TELECOMMUNICATION SYSTEMS INC.                                            -------------------------------------------
               275 WEST STREET, SUITE 400                                                       10A. MODIFICATION OF CONTRACT/ORDER
               ANNAPOLIS, MD. 21401                                                                  NO. GS03K-96-DSD1003
                                                                                           X            SBA#0373-95-1-00179
                                                                                              --------------------------------------
-----------------------------------------------------------------------------------------      10B. DATED (SEE ITEM 13)
CODE                          FACILITY CODE                                                                 12/18/95
------------------------------------------------------------------------------------------------------------------------------------
                                            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
------------------------------------------------------------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
                                                                                             [ ] is extended.   [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR
AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
------------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required) N/A
------------------------------------------------------------------------------------------------------------------------------------
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE
    CONTRACTOR/ORDER NO. AS DESCRIBED IN ITEM 14.
------------------------------------------------------------------------------------------------------------------------------------
(X) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES
       SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
------------------------------------------------------------------------------------------------------------------------------------
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE
       CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH
       IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103 (b).
------------------------------------------------------------------------------------------------------------------------------------
(X) C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
       CONTRACT CLAUSE 1.24, PAGE I-26 OPTION TO EXTEND THE TERM OF THE CONTRACT
------------------------------------------------------------------------------------------------------------------------------------
    D. OTHER (Specify type of modification and authority)

------------------------------------------------------------------------------------------------------------------------------------
    E. IMPORTANT: Contractor [X] is not,  [ ] is required to sign this document and return     copies to the issuing office.
                                                                                       ---
------------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
THE ABOVE CITED CONTRACT IS HEREBY MODIFIED TO EXERCISE OPTION YEAR 3 IN ACCORDANCE WITH CONTRACT CLAUSE 1.24, PAGE I-26, OPTION TO
EXTEND THE TERM OF THE CONTRACT. THE PREVIOUSLY NEGOTIATED LABOR HOUR PRICES LISTED UNDER OPTION YEAR 3 IN SECTION B, PAGE B-5
(AND SUBSEQUENT MODS THAT ADDED NEW LABOR CATEGORIES) OF THE CONTRACT, WILL BECOME EFFECTIVE ON 12-18-98. THE CONTRACT TERM IS
EXTENDED FOR ONE YEAR BEYOND THE EFFECTIVE DATE OF OPTION YEAR 3.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED. ACCOUNTING, COMMERCE, TAMPA ASNONI, ILER, SHELTON, HENNESSY, BARROWMAN, WASOGSNESS,
HALL, WILDEMAN & VALENCIA.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
------------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                            16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

                                                                         JOHN E. WISE   CONTRACTING OFFICER
------------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                           16C. DATE SIGNED       16B. UNITED STATES OF AMERICA             16C. DATE SIGNED

                                                                         BY  /s/ John E. Wise                          12-08-98
----------------------------------------                                     ---------------------------------
(Signature of Person authorized to sign)                                     (Signature of Contracting Officer
------------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8070                                        30-105                                     STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                                          Prescribed by GSA

Telecommunication Systems Integration Contract (TSIC)

                                             Option Year 3 Rates

                                       Contractor   Government
Skill Level Categories                  Site Rate    Site Rate
----------------------                 ----------   ----------
Program Manager                          $85.76       $71.52
Senior Engineer                          $63.64       $53.07
Engineer                                 $44.01       $36.70
Principal Engineer                       $81.19       $67.71
Principal Analyst                        $71.58       $59.70
Senior Systems Analyst                   $54.10       $45.11
Systems Analyst                          $41.18       $34.34
Senior Programmer                        $52.53       $43.80
Programmer                               $35.09       $29.26
Draftsperson                             $24.98       $20.83
Communications Technician                $47.58       $39.68
Administration Assistant                 $22.60       $18.85
Wireperson                               $24.38       $20.33
Installer                                $22.60       $18.85
Senior Technical Expert                 $142.51      $142.51
Project Technical Director              $115.93      $115.93
Technical Subject Matter Specialist      $77.20       $77.20
Industrial Relocation Specialist         $79.37       $79.37
Relocation Technician                    $34.89       $34.89
Relocation Management Specialist I       $39.13       $32.99
Relocation Management Specialist II      $59.34       $50.03
Senior Technical Writer                  $47.02       $39.64